                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-04801
                                   ---------------------------------------------

                             SunAmerica Equity Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip code)

                                 John T. Genoy
                             Senior Vice President
                        SunAmerica Asset Management Corp.
                          Harborside Financial Center,
                                  3200 Plaza 5
                             Jersey City, NJ 07311
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (201) 324-6414
                                                   -----------------------------

Date of fiscal year end: September 30
                        --------------------------

Date of reporting period:  September 30, 2011
                         -------------------------

Item 1. Reports to Stockholders

                                    [GRAPHIC]




                                                             ANNUAL REPORT 2011

SUNAMERICA
Equity Funds

        SEPTEMBER 30, 2011                                         ANNUAL REPORT

SUNAMERICA EQUITY FUNDS

SUNAMERICA INTERNATIONAL EQUITY FUND (SIEAX)

SUNAMERICA VALUE FUND (SSVAX)

SUNAMERICA INTERNATIONAL SMALL-CAP FUND (SAESX)

                        TABLE OF CONTENTS


        SHAREHOLDER LETTER..........................................  2
        EXPENSE EXAMPLE.............................................  4
        STATEMENT OF ASSETS AND LIABILITIES.........................  6
        STATEMENT OF OPERATIONS.....................................  8
        STATEMENT OF CHANGES IN NET ASSETS..........................  9
        FINANCIAL HIGHLIGHTS........................................ 10
        PORTFOLIO OF INVESTMENTS.................................... 13
        NOTES TO FINANCIAL STATEMENTS............................... 24
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..... 38
        APPROVAL OF ADVISORY AGREEMENTS............................. 39
        TRUSTEE AND OFFICER INFORMATION............................. 44
        SHAREHOLDER TAX INFORMATION................................. 47
        COMPARISONS: FUNDS VS. INDICES.............................. 48

        SHAREHOLDER LETTER -- (unaudited)

Dear Shareholders,

We are pleased to present this annual update for the SunAmerica Equity Funds for the 12 months ended September 30, 2011-a period in which volatility was high and performance was increasingly driven by growing concerns regarding weakness in the U.S. and global economies.

During the first half of the annual period, the economy appeared to be in the midst of a recovery with macroeconomic indicators benign to positive. Corporate profit margins were reaching all-time highs and investor enthusiasm, hopeful that a better economy in the U.S. would broaden, was on an uptrend. The Federal Reserve Board's (the "Fed's") announcement in November 2010 that it was launching a second round of quantitative easing, dubbed QE2; the retention for two years of the Bush era tax cuts announced in December; and positive data on manufacturing and consumer spending further fueled the equity markets higher-particularly in the U.S.-in the fourth calendar quarter of 2010. In the early months of 2011, strong corporate profit growth and low interest rates drove strong equity market returns, despite rising tensions in the Middle East and North Africa region and, consequently, higher energy prices.

Then, during the second half of the annual period, as economic growth and employment proved slow to rebound, fear and uncertainty became more prominent market drivers. There were concerns over the strength of the recovery based on several factors, including weakening U.S. economic data, ongoing financial crises in Europe and the risk of contagion from a possible Greek sovereign default. Signs of slowing growth in emerging market economies, including China, also weighed heavily on investor sentiment. Global equity markets declined significantly. European governments muddled along by announcing austerity plans for peripheral European markets, only to see them being ignored by the capital markets. The rating agencies added further pressure on the markets by downgrading a number of countries, including the U.S., Portugal, Ireland and Italy, as well as several financial institutions. Such rating agency downgrades shook investor confidence wherein a ripple effect across the global equity markets was seen. Also, politicians showed little leadership, trying brinksmanship, which pushed the world's largest economy, the U.S., close to default in the last months of the annual period. Interestingly, Japan, which had endured a triple whammy in the first quarter of 2011 with the earthquake, tsunami and nuclear disaster-proved to be among the better performing international equity markets.

Against this backdrop, U.S. equities, as measured by the S&P 500(R) Index*, returned -13.78% during the second half of the annual period but posted a gain of 1.14% for the annual period as a whole. International equities, as measured by the MSCI All Country (AC) World ex-U.S. Index*, returned -19.29% during the second half of the annual period but posted an overall return of -10.42% for the 12 months ended September 30, 2011. Within the equity markets broadly, economically-sensitive, cyclical sectors started the annual period with strong performance but reversed course in 2011 as financials, industrials and materials stocks succumbed to selling pressure driven by concerns over the slowing global economic landscape. More traditionally defensive areas of the market, including consumer staples, health care and telecommunication services, led the way for the annual period overall.

Amid these volatile market conditions, each of the portfolios in the SunAmerica Equity Funds generated negative absolute returns during the annual period. On the following pages, you will find detailed financial statements and portfolio information for each of the SunAmerica Equity Funds.

We thank you for being a part of the SunAmerica Equity Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the future. As always, if you have any questions regarding your investments, please contact your financial adviser or get in touch us directly at 800-858-8850 or www.sunamericafunds.com.

Sincerely,

THE SUNAMERICA EQUITY FUNDS INVESTMENT PROFESSIONALS

Steve Neimeth              Ben Barrett                Robin Thorn                Chantal Brennan
Sarah Kallok               Karen Forte                Graeme Bencke              Elizabeth Soon
Mike Beaulieu              Chris Kagaoan              Hiroyuki Saito             Midori Katsumi
Kara Murphy                                                                      Anna Lunden


--------
Past performance is no guarantee of future results.

* The S&P 500 INDEX is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of U.S. common stock prices. The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY (AC) WORLD EX-U.S. INDEX is a free float-adjusted market capitalization-weighted index designed to measure the equity market performance of 47 global developed and emerging markets, excluding the U.S. Indices are not managed and an investor cannot invest directly in an index.

        SUNAMERICA EQUITY FUNDS
        EXPENSE EXAMPLE -- September 30, 2011 -- (unaudited)

DISCLOSURE OF PORTFOLIO EXPENSES IN SHAREHOLDER REPORTS

As a shareholder of a fund (each, a "Fund" and collectively, the "Funds") in the SunAmerica Equity Funds (the "Trust"), you may incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges, redemption fees (applicable to Class A shares of SunAmerica International Equity Fund and SunAmerica International Small-Cap Fund only) and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. The Example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at April 1, 2011 and held until September 30, 2011.

ACTUAL EXPENSES

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended September 30, 2011" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I and Class Z, the "Expenses Paid During the Six Months Ended September 30, 2011" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended September 30, 2011" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended September 30, 2011" column would have been higher and the "Ending Account Value" would have been lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class I and Class Z the "Expenses Paid During the Six Months Ended September 30, 2011" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended September 30, 2011" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended September 30, 2011" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, redemption fees (applicable to Class A shares of SunAmerica International Equity Fund and SunAmerica International Small-Cap Fund only); small account fees and administrative fees, if applicable to your account. Please refer to the Fund's prospectus, your retirement plan document and/or materials from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

        SUNAMERICA EQUITY FUNDS
        EXPENSE EXAMPLE -- September 30, 2011 -- (unaudited) (continued)


                                                ACTUAL                                  HYPOTHETICAL
             -                ------------------------------------------ ------------------------------------------
                                                                                       ENDING ACCOUNT
                                            ENDING ACCOUNT EXPENSE PAID                 VALUE USING   EXPENSE PAID
                                             VALUE USING    DURING THE                 A HYPOTHETICAL  DURING THE      EXPENSE
                                BEGINNING       ACTUAL      SIX MONTHS     BEGINNING     5% ASSUMED    SIX MONTHS       RATIO
                              ACCOUNT VALUE   RETURN AT        ENDED     ACCOUNT VALUE   RETURN AT        ENDED         AS OF
                               AT APRIL 1,  SEPTEMBER 30,  SEPTEMBER 30,  AT APRIL 1,  SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,
FUND                              2011           2011          2011          2011           2011          2011          2011*
----                          ------------- -------------- ------------- ------------- -------------- ------------- -------------
INTERNATIONAL EQUITY FUND
  Class A....................   $1,000.00      $781.15        $ 8.26       $1,000.00     $1,015.79       $ 9.35         1.85%
  Class B#...................   $1,000.00      $778.70        $11.37       $1,000.00     $1,012.28       $12.86         2.55%
  Class C# ..................   $1,000.00      $779.16        $11.37       $1,000.00     $1,012.28       $12.86         2.55%
  Class I#...................   $1,000.00      $781.30        $ 8.04       $1,000.00     $1,016.04       $ 9.10         1.80%
VALUE FUND@
  Class A#...................   $1,000.00      $806.15        $ 6.84       $1,000.00     $1,017.50       $ 7.64         1.51%
  Class B#...................   $1,000.00      $803.45        $10.31       $1,000.00     $1,013.64       $11.51         2.28%
  Class C# ..................   $1,000.00      $803.45        $10.13       $1,000.00     $1,013.84       $11.31         2.24%
  Class Z#...................   $1,000.00      $809.21        $ 4.17       $1,000.00     $1,020.46       $ 4.66         0.92%
INTERNATIONAL SMALL-CAP FUND
  Class A#...................   $1,000.00      $787.17        $ 8.51       $1,000.00     $1,015.54       $ 9.60         1.90%
  Class B#...................   $1,000.00      $784.82        $11.41       $1,000.00     $1,012.28       $12.86         2.55%
  Class C# ..................   $1,000.00      $783.78        $11.40       $1,000.00     $1,012.28       $12.86         2.55%

--------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days divided by 365 days. These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, redemption fees (International Equity Fund and International Small-Cap Fund only), small account fees and administrative fees, if applicable to your account. Please refer to your Prospectus, your retirement plan documents and/or materials from your financial advisor for more information.
# During the stated period, the investment advisor either waived a portion of or all of the fees and assumed a portion of or all expenses for the Funds or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived or assumed, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended September 30, 2011" and the "Expense Ratios" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Six Months Ended September 30, 2011" and "Expense Ratios" would have been lower.
@ Through expense offset arrangements resulting from broker commission recapture, a portion of the Fund's expenses have been reduced.
   Had the expense reductions been applied, the Expense Example would have been as follows:

                                ACTUAL                                  HYPOTHETICAL
     -        ------------------------------------------ ------------------------------------------
                                                                       ENDING ACCOUNT
                            ENDING ACCOUNT EXPENSE PAID                 VALUE USING   EXPENSE PAID
                             VALUE USING    DURING THE                 A HYPOTHETICAL  DURING THE      EXPENSE
                BEGINNING       ACTUAL      SIX MONTHS     BEGINNING     5% ASSUMED    SIX MONTHS       RATIO
              ACCOUNT VALUE   RETURN AT        ENDED     ACCOUNT VALUE   RETURN AT        ENDED         AS OF
               AT APRIL 1,  SEPTEMBER 30,  SEPTEMBER 30,  AT APRIL 1,  SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,
FUND              2011           2011          2011          2011           2011          2011          2011*
----          ------------- -------------- ------------- ------------- -------------- ------------- -------------
VALUE FUND
  Class A#...   $1,000.00      $806.15        $ 6.75       $1,000.00     $1,017.60       $ 7.54         1.49%
  Class B#...   $1,000.00      $803.45        $10.22       $1,000.00     $1,013.74       $11.41         2.26%
  Class C# ..   $1,000.00      $803.45        $10.04       $1,000.00     $1,013.94       $11.21         2.22%
  Class Z#...   $1,000.00      $809.21        $ 4.08       $1,000.00     $1,020.56       $ 4.56         0.90%

        SUNAMERICA EQUITY FUNDS
        STATEMENT OF ASSETS AND LIABILITIES -- September 30, 2011

                                                                          INTERNATIONAL               INTERNATIONAL
                                                                             EQUITY         VALUE       SMALL-CAP
                                                                              FUND          FUND          FUND
                                                                          ------------- ------------  -------------
ASSETS:
Investments at value (unaffiliated)*..................................... $ 66,539,065  $102,584,640   $32,221,376
Repurchase agreements (cost approximates value)..........................    2,910,000     1,324,000            --
                                                                          ------------  ------------   -----------
 Total investments.......................................................   69,449,065   103,908,640    32,221,376
                                                                          ------------  ------------   -----------
Cash.....................................................................          500           220           723
Foreign cash*............................................................      909,864            --       274,773
Receivable for:
 Fund shares sold........................................................        2,352         6,464         1,693
 Dividends and interest..................................................      619,871       144,050       121,515
 Investments sold........................................................    3,909,702    13,365,541       455,760
Prepaid expenses and other assets........................................        2,056        17,658         1,986
                                                                          ------------  ------------   -----------
Total assets.............................................................   74,893,410   117,442,573    33,077,826
                                                                          ------------  ------------   -----------
LIABILITIES:
Payable for:
 Fund shares redeemed....................................................       30,504       346,820         2,815
 Investments purchased...................................................    4,489,034       446,269       440,940
 Investment advisory and management fees.................................       61,570        76,067        32,746
 Distribution and service maintenance fees...............................       31,925        47,779        10,686
 Transfer agent fees and expenses........................................       21,903        40,031         7,379
 Trustees' fees and expenses.............................................        3,593         5,441           612
 Other accrued expenses..................................................      125,927        75,098        69,318
 Accrued foreign tax on capital gains....................................           --            --        10,730
Due to investment adviser from expense recoupment........................        7,419        13,345         7,168
                                                                          ------------  ------------   -----------
Total liabilities........................................................    4,771,875     1,050,850       582,394
                                                                          ------------  ------------   -----------
Net assets............................................................... $ 70,121,535  $116,391,723   $32,495,432
                                                                          ============  ============   ===========
NET ASSETS REPRESENTED BY:
Shares of beneficial interest, $0.01 par value........................... $     69,826  $    112,525   $    42,089
Paid-in capital..........................................................  175,858,148   216,150,511    29,755,150
                                                                          ------------  ------------   -----------
                                                                           175,927,974   216,263,036    29,797,239
Accumulated undistributed net investment income (loss)...................       (6,843)      807,303      (208,724)
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, securities sold short, and
 foreign exchange transactions...........................................  (94,385,800)  (85,761,281)    4,608,340
Unrealized appreciation (depreciation) on investments....................  (11,430,349)  (14,917,335)   (1,684,610)
Unrealized foreign exchange gain (loss) on other assets and liabilities..       16,553            --        (6,083)
Accrued capital gains tax on unrealized appreciation (depreciation)......           --            --       (10,730)
                                                                          ------------  ------------   -----------
Net assets............................................................... $ 70,121,535  $116,391,723   $32,495,432
                                                                          ============  ============   ===========
*Cost
 Investments (unaffiliated).............................................. $ 77,969,414  $117,501,975   $33,905,986
                                                                          ============  ============   ===========
 Foreign cash............................................................ $    939,537  $         --   $   281,204
                                                                          ============  ============   ===========

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        STATEMENT OF ASSETS AND LIABILITIES -- September 30, 2011 -- (continued)

                                                                            INTERNATIONAL             INTERNATIONAL
                                                                               EQUITY        VALUE      SMALL-CAP
                                                                                FUND         FUND         FUND
                                                                            ------------- ----------- -------------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets.................................................................  $50,176,851  $94,560,059  $31,291,792
Shares of beneficial interest issued and outstanding.......................    4,880,957    9,020,478    4,049,408
Net asset value and redemption price per share.............................  $     10.28  $     10.48  $      7.73
Maximum sales charge (5.75% of offering price).............................         0.63         0.64         0.47
                                                                             -----------  -----------  -----------
Maximum offering price to public...........................................  $     10.91  $     11.12  $      8.20
                                                                             ===========  ===========  ===========
CLASS B (UNLIMITED SHARES AUTHORIZED):
Net assets.................................................................  $ 5,129,511  $ 6,731,585  $   315,833
Shares of beneficial interest issued and outstanding.......................      543,991      688,878       41,831
Net asset value, offering and redemption price per share (excluding any
 applicable contingent deferred sales charge)..............................  $      9.43  $      9.77  $      7.55
                                                                             ===========  ===========  ===========
CLASS C (UNLIMITED SHARES AUTHORIZED):
Net assets.................................................................  $13,190,257  $14,940,595  $   887,807
Shares of beneficial interest issued and outstanding.......................    1,400,812    1,528,757      117,682
Net asset value, offering and redemption price per share (excluding any
 applicable contingent deferred sales charge)..............................  $      9.42  $      9.77  $      7.54
                                                                             ===========  ===========  ===========
CLASS I (UNLIMITED SHARES AUTHORIZED):
Net assets.................................................................  $ 1,624,916  $        --  $        --
Shares of beneficial interest issued and outstanding.......................      156,841           --           --
Net asset value, offering and redemption price per share...................  $     10.36  $        --  $        --
                                                                             ===========  ===========  ===========
CLASS Z (UNLIMITED SHARES AUTHORIZED):
Net assets.................................................................  $        --  $   159,484  $        --
Shares of beneficial interest issued and outstanding.......................           --       14,405           --
Net asset value, offering and redemption price per share...................  $        --  $     11.07  $        --
                                                                             ===========  ===========  ===========

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        STATEMENT OF OPERATIONS -- For the year ended September 30, 2011

                                                                         INTERNATIONAL               INTERNATIONAL
                                                                            EQUITY         VALUE       SMALL-CAP
                                                                             FUND          FUND          FUND
                                                                         ------------- ------------  -------------
INVESTMENT INCOME:
 Dividends (unaffiliated)............................................... $  2,916,751  $  3,382,717  $    846,428
 Interest (unaffiliated)................................................          167           464            16
                                                                         ------------  ------------  ------------
   Total investment income*.............................................    2,916,918     3,383,181       846,444
                                                                         ------------  ------------  ------------
EXPENSES:
 Investment advisory and management fees................................    1,187,018     1,178,715       500,685
 Distribution and service maintenance fees:
   Class A..............................................................      315,634       423,916       146,791
   Class B..............................................................       76,484       100,848         3,986
   Class C..............................................................      185,260       199,230        11,990
 Service fees Class I...................................................        5,865            --            --
 Transfer agent fees and expenses:
   Class A..............................................................      219,971       292,263        94,717
   Class B..............................................................       23,075        29,083         2,477
   Class C..............................................................       48,324        50,462         4,234
   Class I..............................................................        5,286            --            --
 Registration fees:
   Class A..............................................................       12,593        15,939        12,212
   Class B..............................................................        6,155         7,700         9,627
   Class C..............................................................        9,760        10,196         9,721
 Custodian and accounting fees..........................................      146,747        61,811       100,385
 Reports to shareholders................................................       48,563        51,178         4,779
 Audit and tax fees.....................................................       44,448        36,896        46,901
 Legal fees.............................................................          765         8,779         5,279
 Trustees' fees and expenses............................................       14,179        17,102         5,087
 Interest expense.......................................................          512         3,367           288
 Other expenses.........................................................       22,774        23,304        17,970
                                                                         ------------  ------------  ------------
   Total expenses before fee waivers, expense reimbursements, expense
    recoupments, custody credits and fees paid indirectly...............    2,373,413     2,510,789       977,129
   Net (Fees waived and expenses reimbursed)/recouped by investment
    adviser (Note 4)....................................................       (2,941)       37,116      (139,525)
   Custody credits earned on cash balances..............................         (133)          (25)           (2)
   Fees paid indirectly (Note 5)........................................           --       (21,593)           --
                                                                         ------------  ------------  ------------
   Net expenses.........................................................    2,370,339     2,526,287       837,602
                                                                         ------------  ------------  ------------
Net investment income (loss)............................................      546,579       856,894         8,842
                                                                         ------------  ------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)**................   14,375,913    15,983,709    12,950,704
Net realized foreign exchange gain (loss) on other assets and
 liabilities............................................................     (112,059)           --       (59,124)
                                                                         ------------  ------------  ------------
Net realized gain (loss) on investments and foreign currencies..........   14,263,854    15,983,709    12,891,580
                                                                         ------------  ------------  ------------
Change in unrealized appreciation (depreciation) on investments
 (unaffiliated).........................................................  (22,169,921)  (19,723,223)  (16,179,435)
Change in unrealized foreign exchange gain (loss) on other assets and
 liabilities............................................................      (11,119)           --       (24,219)
Change in accrued capital gains tax on unrealized appreciation
 (depreciation).........................................................           --            --        50,909
                                                                         ------------  ------------  ------------
Net unrealized gain (loss) on investments and foreign currencies........  (22,181,040)  (19,723,223)  (16,152,745)
                                                                         ------------  ------------  ------------
Net realized and unrealized gain (loss) on investments and foreign
 currencies.............................................................   (7,917,186)   (3,739,514)   (3,261,165)
                                                                         ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......... $ (7,370,607) $ (2,882,620) $ (3,252,323)
                                                                         ============  ============  ============
--------
*Net of foreign withholding taxes on interest and dividends of.......... $    183,225  $        589  $     53,637
                                                                         ============  ============  ============
**Net of foreign withholding taxes on capital gains of.................. $         --  $         --  $     24,210
                                                                         ============  ============  ============

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        STATEMENT OF CHANGES IN NET ASSETS

                                                           INTERNATIONAL EQUITY FUND          VALUE FUND
                                                          --------------------------  --------------------------
                                                          FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR
                                                              ENDED         ENDED         ENDED         ENDED
                                                          SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,
                                                              2011          2010          2011          2010
                                                          ------------- ------------- ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................... $    546,579  $   (391,570) $    856,894  $    968,168
  Net realized gain (loss) on investments and foreign
   currencies............................................   14,263,854    12,323,421    15,983,709     7,514,242
  Net unrealized gain (loss) on investments and foreign
   currencies............................................  (22,181,040)   (8,459,627)  (19,723,223)   (3,879,263)
                                                          ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
 operations..............................................   (7,370,607)    3,472,224    (2,882,620)    4,603,147
                                                          ------------  ------------  ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)........................       (9,532)       (5,127)     (569,403)     (711,835)
  Net investment income (Class B)........................           --            --            --       (28,234)
  Net investment income (Class C)........................           --            --            --       (42,742)
  Net investment income (Class I)........................         (788)       (1,481)           --            --
  Net investment income (Class Z)........................           --            --      (248,232)     (209,196)
  Net realized gain on securities (Class A)..............           --            --            --            --
  Net realized gain on securities (Class B)..............           --            --            --            --
  Net realized gain on securities (Class C)..............           --            --            --            --
  Net realized gain on securities (Class I)..............           --            --            --            --
  Net realized gain on securities (Class Z)..............           --            --            --            --
  Return of Capital (Class A)............................           --      (622,620)           --            --
  Return of Capital (Class B)............................           --            --            --            --
  Return of Capital (Class C)............................           --            --            --            --
  Return of Capital (Class I)............................           --       (22,118)           --            --
  Return of Capital (Class Z)............................           --            --            --            --
                                                          ------------  ------------  ------------  ------------
Total distributions to shareholders......................      (10,320)     (651,346)     (817,635)     (992,007)
                                                          ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 CAPITAL SHARE TRANSACTIONS (NOTE 8).....................  (54,664,911)  (35,878,997)  (58,976,424)   81,593,098
                                                          ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................  (62,045,838)  (33,058,119)  (62,676,679)   85,204,238

NET ASSETS:
Beginning of period......................................  132,167,373   165,225,492   179,068,402    93,864,164
                                                          ------------  ------------  ------------  ------------
End of period+........................................... $ 70,121,535  $132,167,373  $116,391,723  $179,068,402
                                                          ============  ============  ============  ============
--------
+ Includes accumulated undistributed net investment
 income (loss)........................................... $     (6,843) $   (854,564) $    807,303  $    767,834
                                                          ============  ============  ============  ============

                                                          INTERNATIONAL SMALL-CAP FUND
                                                          --------------------------
                                                          FOR THE YEAR   FOR THE YEAR
                                                              ENDED          ENDED
                                                          SEPTEMBER 30,  SEPTEMBER 30,
                                                              2011           2010
                                                          -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................... $      8,842   $   (155,035)
  Net realized gain (loss) on investments and foreign
   currencies............................................   12,891,580      8,765,057
  Net unrealized gain (loss) on investments and foreign
   currencies............................................  (16,152,745)    (1,321,781)
                                                          ------------   ------------
Net increase (decrease) in net assets resulting from
 operations..............................................   (3,252,323)     7,288,241
                                                          ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)........................   (1,290,403)    (2,253,549)
  Net investment income (Class B)........................      (10,171)        (8,543)
  Net investment income (Class C)........................      (27,548)       (18,855)
  Net investment income (Class I)........................           --             --
  Net investment income (Class Z)........................           --             --
  Net realized gain on securities (Class A)..............           --             --
  Net realized gain on securities (Class B)..............           --             --
  Net realized gain on securities (Class C)..............           --             --
  Net realized gain on securities (Class I)..............           --             --
  Net realized gain on securities (Class Z)..............           --             --
  Return of Capital (Class A)............................           --             --
  Return of Capital (Class B)............................           --             --
  Return of Capital (Class C)............................           --             --
  Return of Capital (Class I)............................           --             --
  Return of Capital (Class Z)............................           --             --
                                                          ------------   ------------
Total distributions to shareholders......................   (1,328,122)    (2,280,947)
                                                          ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 CAPITAL SHARE TRANSACTIONS (NOTE 8).....................  (22,530,336)   (14,929,491)
                                                          ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................  (27,110,781)    (9,922,197)

NET ASSETS:
Beginning of period......................................   59,606,213     69,528,410
                                                          ------------   ------------
End of period+........................................... $ 32,495,432   $ 59,606,213
                                                          ============   ============
--------
+ Includes accumulated undistributed net investment
 income (loss)........................................... $   (208,724)  $ (1,125,018)
                                                          ============   ============

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        FINANCIAL HIGHLIGHTS

                                                                      INTERNATIONAL EQUITY FUND
                                                                      -------------------------
                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                        DISTRI-                        NET               NET
               ASSET      NET        (BOTH                DIVIDENDS  BUTIONS                       ASSET            ASSETS
               VALUE   INVESTMENT  REALIZED    TOTAL FROM  FROM NET   FROM   DISTRIBUTIONS  TOTAL  VALUE            END OF
             BEGINNING   INCOME       AND      INVESTMENT INVESTMENT CAPITAL  FROM RETURN  DISTRI- END OF   TOTAL   PERIOD
PERIOD ENDED OF PERIOD (LOSS)(1)  UNREALIZED)  OPERATIONS   INCOME    GAINS   OF CAPITAL   BUTIONS PERIOD RETURN(2) (000'S)
------------ --------- ---------- -----------  ---------- ---------- ------- ------------- ------- ------ --------- --------
                                                                               CLASS A
-
  09/30/07    $15.84     $ 0.02     $ 3.94       $ 3.96     $   --   $   --     $   --     $   --  $19.80   25.00%  $ 75,408
  09/30/08     19.80       0.17      (5.85)       (5.68)        --    (1.68)        --      (1.68)  12.44  (31.34)    46,384
  09/30/09     12.44       0.10      (0.71)(5)    (0.61)     (0.22)      --      (0.03)     (0.25)  11.58   (4.28)   122,343
  09/30/10     11.58      (0.01)      0.33         0.32      (0.00)      --      (0.06)     (0.06)  11.84    2.79    100,990
  09/30/11     11.84       0.08      (1.64)       (1.56)     (0.00)      --         --      (0.00)  10.28  (13.17)    50,177
                                                                               CLASS B
-
  09/30/07    $14.85     $(0.10)    $ 3.69       $ 3.59     $   --   $   --     $   --     $   --  $18.44   24.18%  $ 20,509
  09/30/08     18.44       0.04      (5.36)       (5.32)        --    (1.68)        --      (1.68)  11.44  (31.72)     9,279
  09/30/09     11.44       0.03      (0.63)(5)    (0.60)     (0.09)      --      (0.03)     (0.12)  10.72   (4.85)    12,960
  09/30/10     10.72      (0.09)      0.31         0.22         --       --         --         --   10.94    2.05      8,815
  09/30/11     10.94      (0.02)     (1.49)       (1.51)        --       --         --         --    9.43  (13.80)     5,130
                                                                               CLASS C
-
  09/30/07    $14.84     $(0.09)    $ 3.67       $ 3.58     $   --   $   --     $   --     $   --  $18.42   24.12%  $ 26,683
  09/30/08     18.42       0.05      (5.37)       (5.32)        --    (1.68)        --      (1.68)  11.42  (31.77)    14,221
  09/30/09     11.42       0.03      (0.63)(5)    (0.60)     (0.09)      --      (0.03)     (0.12)  10.70   (4.86)    25,123
  09/30/10     10.70      (0.09)      0.32         0.23         --       --         --         --   10.93    2.15     19,763
  09/30/11     10.93      (0.02)     (1.49)       (1.51)        --       --         --         --    9.42  (13.82)    13,190
                                                                               CLASS I
-
  09/30/07    $15.96     $ 0.04     $ 3.96       $ 4.00     $   --   $   --     $   --     $   --  $19.96   25.06%  $  7,997
  09/30/08     19.96       0.17      (5.89)       (5.72)        --    (1.68)        --      (1.68)  12.56  (31.29)     4,964
  09/30/09     12.56       0.09      (0.70)(5)    (0.61)     (0.25)      --      (0.03)     (0.28)  11.67   (4.12)     4,799
  09/30/10     11.67      (0.02)      0.35         0.33      (0.01)      --      (0.06)     (0.07)  11.93    2.80      2,600
  09/30/11     11.93       0.08      (1.65)       (1.57)     (0.00)      --         --      (0.00)  10.36  (13.13)     1,625



                  RATIO
                 OF NET
 RATIO OF      INVESTMENT
 EXPENSES     INCOME (LOSS)
TO AVERAGE     TO AVERAGE      PORTFOLIO
NET ASSETS     NET ASSETS      TURNOVER
----------    -------------    ---------


   1.90%(3)        0.13%(3)       132%
   1.90(4)         0.98(4)        199
   1.89(3)(4)      1.14(3)(4)     431
   1.85(4)        (0.11)(4)       295
   1.84            0.63           262


   2.55%(3)       (0.59)%(3)      132%
   2.55(3)(4)      0.25(3)(4)     199
   2.55(3)(4)      0.36(3)(4)     431
   2.55(3)(4)     (0.86)(3)(4)    295
   2.55(3)        (0.18)(3)       262


   2.55%(3)       (0.52)%(3)      132%
   2.55(3)(4)      0.31(3)(4)     199
   2.55(3)(4)      0.41(3)(4)     431
   2.55(3)(4)     (0.82)(3)(4)    295
   2.55(3)        (0.14)(3)       262


   1.80%(3)        0.24%(3)       132%
   1.80(3)(4)      1.01(3)(4)     199
   1.80(3)(4)      0.95(3)(4)     431
   1.80(3)(4)     (0.16)(3)(4)    295
   1.80(3)         0.59(3)        262

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load. Total return does include expense reimbursements and expense reductions.
(3)Net of the following expense reimbursements (recoupments) (based on average net assets) (See Note 4):

                                         09/30/07 09/30/08 09/30/09 09/30/10 09/30/11
                                         -------- -------- -------- -------- --------
International Equity Class A............  (0.05)%    -- %    0.00%     -- %     -- %
International Equity Class B............   0.04     0.06     0.22     0.11     0.07
International Equity Class C............  (0.00)    0.01     0.08     0.02    (0.00)
International Equity Class I............   0.04     0.09     0.27     0.01    (0.09)

(4)Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by:

                                               09/30/08 09/30/09 09/30/10
                                               -------- -------- --------
      International Equity Class A............   0.00%    0.00%    0.01%
      International Equity Class B............   0.00     0.00     0.00
      International Equity Class C............   0.00     0.00     0.01
      International Equity Class I............   0.00     0.00     0.00

(5)Includes the effect of a merger.

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        FINANCIAL HIGHLIGHTS -- (continued)

                                                                       VALUE FUND
                                                                       ----------
                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                       DISTRI-          NET               NET
               ASSET      NET        (BOTH               DIVIDENDS  BUTIONS         ASSET            ASSETS       RATIO OF
               VALUE   INVESTMENT  REALIZED   TOTAL FROM  FROM NET   FROM    TOTAL  VALUE            END OF       EXPENSES
             BEGINNING   INCOME       AND     INVESTMENT INVESTMENT CAPITAL DISTRI- END OF   TOTAL   PERIOD      TO AVERAGE
PERIOD ENDED OF PERIOD (LOSS)(1)  UNREALIZED) OPERATIONS   INCOME    GAINS  BUTIONS PERIOD RETURN(2) (000'S)  NET ASSETS(3)(4)
------------ --------- ---------- ----------- ---------- ---------- ------- ------- ------ --------- -------- ----------------
                                                                         CLASS A
-
  09/30/07    $18.75     $ 0.18     $ 2.59      $ 2.77     $(0.16)  $(2.04) $(2.20) $19.32   15.80%  $126,788       1.63%
  09/30/08     19.32       0.19      (3.86)      (3.67)     (0.21)   (2.70)  (2.91)  12.74  (21.70)    77,903       1.63
  09/30/09     12.74       0.16      (1.88)      (1.72)     (0.23)      --   (0.23)  10.79  (13.24)    52,112       1.63
  09/30/10     10.79       0.14       0.30(5)     0.44      (0.07)      --   (0.07)  11.16    4.13    122,673       1.61
  09/30/11     11.16       0.08      (0.70)      (0.62)     (0.06)      --   (0.06)  10.48   (5.63)    94,560       1.50
                                                                         CLASS B
-
  09/30/07    $17.82     $ 0.05     $ 2.46      $ 2.51     $(0.05)  $(2.04) $(2.09) $18.24   15.07%  $ 39,355       2.28%
  09/30/08     18.24       0.09      (3.62)      (3.53)     (0.10)   (2.70)  (2.80)  11.91  (22.16)    21,304       2.28
  09/30/09     11.91       0.10      (1.76)      (1.66)     (0.14)      --   (0.14)  10.11  (13.78)    11,213       2.28
  09/30/10     10.11      (0.00)      0.35(5)     0.35      (0.02)      --   (0.02)  10.44    3.43     12,416       2.28
  09/30/11     10.44      (0.01)     (0.66)      (0.67)        --       --      --    9.77   (6.42)     6,732       2.28
                                                                         CLASS C
-
  09/30/07    $17.82     $ 0.06     $ 2.45      $ 2.51     $(0.05)  $(2.04) $(2.09) $18.24   15.07%  $ 26,071       2.28%
  09/30/08     18.24       0.09      (3.62)      (3.53)     (0.10)   (2.70)  (2.80)  11.91  (22.16)    14,194       2.28
  09/30/09     11.91       0.09      (1.76)      (1.67)     (0.14)      --   (0.14)  10.10  (13.86)     9,386       2.28
  09/30/10     10.10      (0.00)      0.35(5)     0.35      (0.02)      --   (0.02)  10.43    3.44     21,389       2.28
  09/30/11     10.43      (0.01)     (0.65)      (0.66)        --       --      --    9.77   (6.33)    14,941       2.26
                                                                         CLASS Z
-
  09/30/07    $19.43     $ 0.29     $ 2.70      $ 2.99     $(0.22)  $(2.04) $(2.26) $20.16   16.48%  $ 34,644       1.06%
  09/30/08     20.16       0.29      (4.05)      (3.76)     (0.28)   (2.70)  (2.98)  13.42  (21.28)    25,827       1.06
  09/30/09     13.42       0.22      (1.98)      (1.76)     (0.30)      --   (0.30)  11.36  (12.75)    21,138       1.06
  09/30/10     11.36       0.15       0.38(5)     0.53      (0.11)      --   (0.11)  11.78    4.72     22,591       0.98
  09/30/11     11.78       0.19      (0.77)      (0.58)     (0.13)      --   (0.13)  11.07   (5.03)       159       0.87



     RATIO
     OF NET
   INVESTMENT
 INCOME (LOSS)
   TO AVERAGE    PORTFOLIO
NET ASSETS(3)(4) TURNOVER
---------------- ---------


      0.97%         143%
      1.23          207
      1.68          204
      0.64          157(6)
      0.67          231


      0.31%         143%
      0.58          207
      1.06          204
     (0.02)         157(6)
     (0.13)         231


      0.32%         143%
      0.58          207
      1.02          204
     (0.02)         157(6)
     (0.10)         231


      1.54%         143%
      1.81          207
      2.20          204
      1.26          157(6)
      1.05          231

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load. Total return does include expense reimbursements and expense reductions.
(3)Net of the following expense reimbursements (recoupments) (based on average net assets) (See Note 4):

                                         09/30/07 09/30/08 09/30/09 09/30/10 09/30/11
                                         -------- -------- -------- -------- --------
Value Class A...........................   0.07%    0.11%    0.21%   (0.10)%  (0.02)%
Value Class B...........................   0.11     0.14     0.29     0.01    (0.04)
Value Class C...........................   0.09     0.14     0.28    (0.08)   (0.08)
Value Class Z...........................   0.07     0.10     0.13    (0.09)   (0.00)

(4)Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by:

                                         09/30/07 09/30/08 09/30/09 09/30/10 09/30/11
                                         -------- -------- -------- -------- --------
Value Class A...........................   0.01%    0.03%    0.02%    0.01%    0.01%
Value Class B...........................   0.01     0.03     0.02     0.01     0.01
Value Class C...........................   0.01     0.03     0.02     0.01     0.01
Value Class Z...........................   0.01     0.03     0.02     0.01     0.00

(5)Includes the effect of a merger (See Note 2).
(6)Excludes purchases due to a fund merger.

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        FINANCIAL HIGHLIGHTS -- (continued)


                                                                 INTERNATIONAL SMALL-CAP FUND
                                                                 ----------------------------
                               NET GAIN
                               (LOSS) ON
            NET               INVESTMENTS                       DISTRI-                        NET                 NET
           ASSET      NET        (BOTH               DIVIDENDS  BUTIONS                       ASSET              ASSETS
           VALUE   INVESTMENT  REALIZED   TOTAL FROM  FROM NET   FROM   DISTRIBUTIONS  TOTAL  VALUE              END OF
 PERIOD  BEGINNING   INCOME       AND     INVESTMENT INVESTMENT CAPITAL  FROM RETURN  DISTRI- END OF   TOTAL     PERIOD
 ENDED   OF PERIOD (LOSS)(1)  UNREALIZED) OPERATIONS   INCOME    GAINS   OF CAPITAL   BUTIONS PERIOD RETURN(2)   (000'S)
-------- --------- ---------- ----------- ---------- ---------- ------- ------------- ------- ------ ---------   -------
                                                                           CLASS A
09/30/07  $11.05     $(0.04)    $ 2.99      $ 2.95     $   --   $   --     $   --     $   --  $14.00   26.70%    $30,845
09/30/08   14.00      (0.00)     (5.52)      (5.52)        --    (0.13)     (0.01)     (0.14)   8.34  (39.79)     16,830
09/30/09    8.34       0.01      (0.01)       0.00      (0.00)      --         --      (0.00)   8.34    0.02(4)   68,492
09/30/10    8.34      (0.02)      1.07        1.05      (0.29)      --         --      (0.29)   9.10   13.01      58,538
09/30/11    9.10       0.00      (1.11)      (1.11)     (0.26)      --         --      (0.26)   7.73  (12.68)     31,292
                                                                           CLASS B
09/30/07  $11.02     $(0.11)    $ 2.97      $ 2.86     $   --   $   --     $   --     $   --  $13.88   25.95%    $ 1,181
09/30/08   13.88      (0.08)     (5.45)      (5.53)        --    (0.13)     (0.01)     (0.14)   8.21  (40.21)        633
09/30/09    8.21      (0.04)      0.00       (0.04)        --       --         --         --    8.17   (0.49)(4)     313
09/30/10    8.17      (0.07)      1.04        0.97      (0.22)      --         --      (0.22)   8.92   12.16         377
09/30/11    8.92      (0.05)     (1.09)      (1.14)     (0.23)      --         --      (0.23)   7.55  (13.24)        316
                                                                           CLASS C
09/30/07  $11.02     $(0.12)    $ 2.98      $ 2.86     $   --   $   --     $   --     $   --  $13.88   25.95%    $ 5,357
09/30/08   13.88      (0.09)     (5.44)      (5.53)        --    (0.13)     (0.01)     (0.14)   8.21  (40.20)      2,199
09/30/09    8.21      (0.04)     (0.01)      (0.05)        --       --         --         --    8.16   (0.61)(4)     724
09/30/10    8.16      (0.07)      1.05        0.98      (0.22)      --         --      (0.22)   8.92   12.30         691
09/30/11    8.92      (0.04)     (1.11)      (1.15)     (0.23)      --         --      (0.23)   7.54  (13.35)        888



                  RATIO
                 OF NET
  RATIO OF     INVESTMENT
  EXPENSES    INCOME (LOSS)
 TO AVERAGE    TO AVERAGE   PORTFOLIO
NET ASSETS(3) NET ASSETS(3) TURNOVER
------------- ------------- ---------

    1.90%         (0.30)%       70%
    1.90          (0.04)        93
    1.90           0.19        148
    1.90          (0.24)        77
    1.90           0.04         79

    2.55%         (0.89)%       70%
    2.55          (0.68)        93
    2.55          (0.53)       148
    2.55          (0.85)        77
    2.55          (0.55)        79

    2.55%         (0.94)%       70%
    2.55          (0.78)        93
    2.55          (0.58)       148
    2.55          (0.86)        77
    2.55          (0.48)        79

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load. Total return does include expense reimbursements and expense reductions.
(3)Net of the following expense reimbursements (based on average net assets) (See Note 4):

                                         09/30/07 09/30/08 09/30/09 09/30/10 09/30/11
                                         -------- -------- -------- -------- --------
International Small-Cap Class A.........   0.45%    0.54%    0.31%    0.18%    0.27%
International Small-Cap Class B.........   2.10     1.53     4.07     5.60     3.06
International Small-Cap Class C.........   0.77     0.77     1.68     2.66     1.19

(4)The Fund's performance was increased by less than 0.01% from gains on disposal of investments in violation of investment restrictions.

See Notes to Financial Statements

        SUNAMERICA INTERNATIONAL EQUITY FUND
        PORTFOLIO PROFILE -- September 30, 2011 -- (unaudited)

INDUSTRY ALLOCATION*

                 Banks-Commercial....................... 10.2%
                 Medical-Drugs..........................  8.4
                 Cellular Telecom.......................  6.6
                 Soap & Cleaning Preparation............  5.5
                 Repurchase Agreements..................  4.1
                 Medical Products.......................  3.6
                 Oil Companies-Integrated...............  3.6
                 Insurance-Multi-line...................  3.4
                 Auto-Cars/Light Trucks.................  3.4
                 Engineering/R&D Services...............  3.4
                 Diversified Operations.................  3.1
                 Chemicals-Diversified..................  2.6
                 Brewery................................  2.0
                 Insurance-Reinsurance..................  1.8
                 Oil-Field Services.....................  1.8
                 Oil Companies-Exploration & Production.  1.8
                 Electric-Integrated....................  1.7
                 Electronic Components-Semiconductors...  1.7
                 Telecom Services.......................  1.7
                 Machinery-General Industrial...........  1.7
                 Computers..............................  1.7
                 Gas-Distribution.......................  1.6
                 Internet Application Software..........  1.5
                 Textile-Products.......................  1.5
                 Insurance-Life/Health..................  1.5
                 Retail-Apparel/Shoe....................  1.3
                 Import/Export..........................  1.3
                 Retail-Major Department Stores.........  1.3
                 Steel-Producers........................  1.3
                 Diversified Banking Institutions.......  1.3
                 Diversified Financial Services.........  1.2
                 Building Products-Cement...............  1.2
                 Machinery-Construction & Mining........  1.1
                 Industrial Automated/Robotic...........  1.1
                 Building-Residential/Commercial........  1.0
                 Retail-Misc./Diversified...............  0.9
                 Food-Misc..............................  0.9
                 Finance-Leasing Companies..............  0.8
                 Transport-Marine.......................  0.8
                 Enterprise Software/Service............  0.7
                 Internet Security......................  0.7
                 Audio/Video Products...................  0.7
                 Chemicals-Other........................  0.6
                 Rubber & Vinyl.........................  0.5
                 Electronic Components-Misc.............  0.4
                                                         ----
                                                         99.0%
                                                         ====

COUNTRY ALLOCATION*

                             Japan.......... 23.2%
                             United Kingdom. 10.7
                             France.........  8.8
                             Germany........  7.2
                             United States..  5.8
                             Switzerland....  5.3
                             Netherlands....  3.6
                             Hong Kong......  3.5
                             Brazil.........  3.0
                             Taiwan.........  2.9
                             South Korea....  2.9
                             China..........  2.9
                             Canada.........  2.4
                             South Africa...  2.4
                             India..........  2.1
                             Turkey.........  2.0
                             Cayman Islands.  1.9
                             Jersey.........  1.8
                             Italy..........  1.8
                             Sweden.........  1.8
                             Australia......  1.1
                             Chile..........  1.0
                             Isle of Man....  0.9
                                             ----
                                             99.0%
                                             ====

--------
*Calculated as a percentage of net assets

        SUNAMERICA INTERNATIONAL EQUITY FUND
        PORTFOLIO OF INVESTMENTS -- September 30, 2011



                                                                    VALUE
                   SECURITY DESCRIPTION                  SHARES    (NOTE 3)
    ------------------------------------------------------------------------
    COMMON STOCK -- 91.0%
    AUSTRALIA -- 1.1%
      Australia and New Zealand Banking Group, Ltd.(1).    42,270 $  785,017
                                                                  ----------
    BERMUDA -- 0.0%
      Peace Mark Holdings, Ltd.+(2)(3).................   800,000          0
      Peregrine Investments Holdings, Ltd.+(2)(3)......    91,000          0
                                                                  ----------
                                                                           0
                                                                  ----------
    BRAZIL -- 1.0%
      MRV Engenharia e Participacoes SA................   142,400    729,324
                                                                  ----------
    CANADA -- 2.4%
      Toronto-Dominion Bank............................    23,708  1,687,546
                                                                  ----------
    CAYMAN ISLANDS -- 1.9%
      Tencent Holdings, Ltd.(1)........................    52,700  1,078,377
      TPK Holding Co., Ltd.+(1)........................    13,625    252,615
                                                                  ----------
                                                                   1,330,992
                                                                  ----------
    CHILE -- 1.0%
      CFR Pharmaceuticals SA+.......................... 3,160,825    681,191
                                                                  ----------
    CHINA -- 2.9%
      Anhui Conch Cement Co., Ltd.(1)..................   304,600    828,190
      Industrial and Commercial Bank of China, Ltd.(1). 2,426,000  1,172,660
                                                                  ----------
                                                                   2,000,850
                                                                  ----------
    FRANCE -- 8.8%
      Alstom SA(1).....................................    36,700  1,214,062
      LVMH Moet Hennessy Louis Vuitton SA(1)...........     9,523  1,262,814
      Sanofi(1)........................................    37,567  2,466,614
      Total SA(1)......................................    28,198  1,243,269
                                                                  ----------
                                                                   6,186,759
                                                                  ----------
    GERMANY -- 5.3%
      Fresenius SE & Co. KGaA(1).......................    28,117  2,495,368
      Infineon Technologies AG(1)......................   166,464  1,225,917
                                                                  ----------
                                                                   3,721,285
                                                                  ----------
    HONG KONG -- 3.5%
      China Mobile, Ltd.(1)............................   156,500  1,527,249
      Hutchison Whampoa, Ltd.(1).......................   121,000    895,724
                                                                  ----------
                                                                   2,422,973
                                                                  ----------
    INDIA -- 2.1%
      Dr. Reddy's Laboratories, Ltd. ADR...............    48,764  1,453,167
                                                                  ----------
    ISLE OF MAN -- 0.9%
      Exillon Energy PLC+(1)...........................   196,915    616,708
                                                                  ----------
    ITALY -- 1.8%
      Saipem SpA(1)....................................    35,243  1,235,722
                                                                  ----------
    JAPAN -- 23.2%
      Ajinomoto Co., Inc.(1)...........................    52,000    614,974
      Daihatsu Motor Co., Ltd.(1)......................    94,000  1,699,251
      FANUC Corp.(1)...................................     5,500    757,233
      Inpex Corp.(1)...................................        98    603,916
      Komatsu, Ltd.(1).................................    35,200    760,116
      Mitsubishi Corp.(1)..............................    46,200    940,848
      Mitsubishi UFJ Financial Group, Inc.(1)..........   200,400    900,712
      Mitsui O.S.K. Lines, Ltd.(1).....................   140,000    536,557


                                                              VALUE
                   SECURITY DESCRIPTION             SHARES   (NOTE 3)
        ---------------------------------------------------------------
        JAPAN (CONTINUED)
          Nissan Motor Co., Ltd.(1)................  82,500 $   729,073
          Nomura Research Institute, Ltd.(1).......  23,100     525,082
          NTT DoCoMo, Inc.(1)......................     303     552,339
          ORIX Corp.(1)............................   7,480     582,916
          Pioneer Corp.+(1)........................ 110,100     461,137
          Shimamura Co., Ltd.(1)...................   9,000     943,252
          Sumitomo Metal Industries, Ltd.(1)....... 442,000     915,317
          Sumitomo Mitsui Financial Group, Inc.(1).  28,600     807,152
          Tokai Carbon Co., Ltd.(1)................  83,000     411,711
          Tokyo Gas Co., Ltd.(1)................... 238,000   1,108,613
          Toray Industries, Inc.(1)................ 148,000   1,037,163
          Trend Micro, Inc.(1).....................  16,500     515,027
          Ube Industries, Ltd.(1).................. 150,000     497,344
          Zeon Corp.(1)............................  42,000     385,013
                                                            -----------
                                                             16,284,746
                                                            -----------
        JERSEY -- 1.8%
          Shire PLC(1).............................  40,577   1,265,266
                                                            -----------
        NETHERLANDS -- 3.6%
          ING Groep NV CVA+(1)..................... 171,563   1,207,462
          Koninklijke DSM NV(1)....................  31,145   1,354,069
                                                            -----------
                                                              2,561,531
                                                            -----------
        SOUTH AFRICA -- 2.4%
          Mr. Price Group, Ltd.(1).................  79,365     658,692
          Sanlam Ltd.(1)........................... 308,380   1,028,202
                                                            -----------
                                                              1,686,894
                                                            -----------
        SOUTH KOREA -- 2.9%
          Lotte Shopping Co., Ltd.(1)..............   2,795     934,456
          Samsung Engineering Co., Ltd.(1).........   5,689   1,102,424
                                                            -----------
                                                              2,036,880
                                                            -----------
        SWEDEN -- 1.8%
          Swedbank AB, Class A(1).................. 112,015   1,234,337
                                                            -----------
        SWITZERLAND -- 5.3%
          ABB, Ltd.+(1)............................  73,128   1,248,858
          Swiss Re Ltd.+(1)........................  26,553   1,235,831
          Zurich Financial Services AG+(1).........   5,950   1,231,805
                                                            -----------
                                                              3,716,494
                                                            -----------
        TAIWAN -- 2.9%
          Foxconn Technology Co., Ltd.(1).......... 380,000   1,208,119
          Fubon Financial Holding Co., Ltd.(1)..... 820,000     848,641
                                                            -----------
                                                              2,056,760
                                                            -----------
        TURKEY -- 2.0%
          Turkiye Garanti Bankasi AS(1)............ 353,384   1,370,130
                                                            -----------
        UNITED KINGDOM -- 10.7%
          International Power PLC(1)............... 260,954   1,236,186
          Reckitt Benckiser Group PLC(1)...........  50,003   2,527,997
          Royal Dutch Shell PLC, Class A...........  40,317   1,251,791
          Vodafone Group PLC(1).................... 969,346   2,503,186
                                                            -----------
                                                              7,519,160
                                                            -----------

        SUNAMERICA INTERNATIONAL EQUITY FUND
        PORTFOLIO OF INVESTMENTS -- September 30, 2011 -- (continued)

                                                            VALUE
                   SECURITY DESCRIPTION            SHARES  (NOTE 3)
          -----------------------------------------------------------
          COMMON STOCK (CONTINUED)
          UNITED STATES -- 1.7%
            Virgin Media, Inc..................... 50,318 $ 1,225,243
                                                          -----------
          TOTAL COMMON STOCK
             (cost $74,947,502)...................         63,808,975
                                                          -----------
          PREFERRED STOCK -- 3.9%
          BRAZIL -- 2.0%
            Companhia de Bebidas das Americas ADR. 45,741   1,401,962
                                                          -----------
          GERMANY -- 1.9%
            Henkel AG & Co. KGaA(1)............... 24,995   1,328,128
                                                          -----------
          TOTAL PREFERRED STOCK
             (cost $3,021,912)....................          2,730,090
                                                          -----------
          TOTAL LONG-TERM INVESTMENT SECURITIES
             (cost $77,969,414)...................         66,539,065
                                                          -----------

                                                       PRINCIPAL    VALUE
                SECURITY DESCRIPTION                    AMOUNT     (NOTE 3)
  --------------------------------------------------------------------------
  REPURCHASE AGREEMENT -- 4.1%
    Agreement with State Street Bank and Trust Co.,
     bearing interest at 0.01%, dated 09/30/11, to
     be repurchased 10/03/11 in the amount of
     $2,910,002 and collateralized by $2,960,000
     of United States Treasury Notes, bearing
     interest at 0.38% due 10/31/12 and having
     approximate value of $2,971,100
     (cost $2,910,000)............................... $2,910,000  $ 2,910,000
                                                                  -----------
  TOTAL INVESTMENTS --
     (cost $80,879,414)(4)...........................       99.0%  69,449,065
  Other assets less liabilities......................        1.0      672,470
                                                      ----------  -----------
  NET ASSETS --                                            100.0% $70,121,535
                                                      ==========  ===========

--------
+    Non-income producing security
(1) Security was valued using fair value procedures at September 30, 2011. The aggregate value of these securities was $58,108,841 representing 82.9% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 3 regarding fair value pricing for foreign equity securities.
(2) Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 3.
(3) Illiquid security. At September 30, 2011, the aggregate value of these securities was $0 representing 0.0% of net assets.
(4)  See Note 7 for cost of investments on a tax basis.
ADR -- AmericanDepository Receipt

The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2011 (see Note 3):

                                  LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 --SIGNIFICANT
                                      QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS     TOTAL
                                  --------------------- ----------------- --------------------- -----------
ASSETS:
Long-Term Investment Securities:
  Common Stock:
   France........................      $       --          $ 6,186,759#            $--          $ 6,186,759
   Germany.......................              --            3,721,285#             --            3,721,285
   Japan.........................              --           16,284,746#             --           16,284,746
   Switzerland...................              --            3,716,494#             --            3,716,494
   United Kingdom................       1,251,791            6,267,369#             --            7,519,160
   Other Countries*..............       5,776,471           20,604,060#              0           26,380,531
  Preferred Stock................       1,401,962            1,328,128#             --            2,730,090
Repurchase Agreement.............              --            2,910,000              --            2,910,000
                                       ----------          -----------             ---          -----------
TOTAL                                  $8,430,224          $61,018,841             $ 0          $69,449,065
                                       ==========          ===========             ===          ===========

--------
* Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to the Portfolio of Investments.
# Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $58,108,841 representing 82.9% of net assets. See Note 3.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                                                           COMMON STOCK
                                                           ------------
         Balance as of 09/30/2010.........................     $ 0
         Accrued discounts/premiums.......................      --
         Realized gain (loss).............................      --
         Change in unrealized appreciation (depreciation).      --
         Net purchases (sales)............................      --
         Transfers in and/or out of Level 3...............      --
                                                               ---
         Balance as of 09/30/2011.........................     $ 0
                                                               ===

See Notes to Financial Statements

        SUNAMERICA VALUE FUND
        PORTFOLIO PROFILE -- September 30, 2011 -- (unaudited)

INDUSTRY ALLOCATION*

                 Oil Companies-Integrated...............  7.8%
                 Banks-Super Regional...................  6.4
                 Medical-Drugs..........................  5.6
                 Diversified Banking Institutions.......  5.3
                 Diversified Manufacturing Operations...  4.8
                 Electric-Integrated....................  4.5
                 Medical Products.......................  4.3
                 Telephone-Integrated...................  3.2
                 Applications Software..................  3.2
                 Cruise Lines...........................  2.8
                 Oil Companies-Exploration & Production.  2.5
                 Insurance-Life/Health..................  2.4
                 Oil & Gas Drilling.....................  2.1
                 Insurance-Property/Casualty............  1.9
                 Aerospace/Defense-Equipment............  1.8
                 Retail-Building Products...............  1.7
                 Cosmetics & Toiletries.................  1.6
                 Transport-Services.....................  1.6
                 Tobacco................................  1.6
                 Beverages-Non-alcoholic................  1.6
                 Telecom Equipment-Fiber Optics.........  1.6
                 Electronic Components-Semiconductors...  1.5
                 Web Portals/ISP........................  1.3
                 Food-Misc..............................  1.3
                 Chemicals-Diversified..................  1.3
                 Retail-Regional Department Stores......  1.3
                 Auto-Cars/Light Trucks.................  1.3
                 Repurchase Agreements..................  1.2
                 Banks-Fiduciary........................  1.1
                 Cable/Satellite TV.....................  1.1
                 Aerospace/Defense......................  1.0
                 Multimedia.............................  1.0
                 Entertainment Software.................  1.0
                 Computers..............................  1.0
                 Medical-Biomedical/Gene................  0.9
                 Advertising Agencies...................  0.9
                 Cellular Telecom.......................  0.9
                 Networking Products....................  0.8
                 Finance-Credit Card....................  0.8
                 Metal-Copper...........................  0.5
                 Chemicals-Specialty....................  0.4
                 Steel-Producers........................  0.4
                                                         ----
                                                         89.3%
                                                         ====

--------
*Calculated as a percentage of net assets

        SUNAMERICA VALUE FUND
        PORTFOLIO OF INVESTMENTS -- September 30, 2011



                                                                VALUE
                    SECURITY DESCRIPTION              SHARES   (NOTE 3)
        ----------------------------------------------------------------
        COMMON STOCK -- 88.1%
        ADVERTISING AGENCIES -- 0.9%
          Interpublic Group of Cos., Inc............. 150,000 $1,080,000
                                                              ----------
        AEROSPACE/DEFENSE -- 1.0%
          Boeing Co..................................  20,000  1,210,200
                                                              ----------
        AEROSPACE/DEFENSE-EQUIPMENT -- 1.8%
          United Technologies Corp...................  30,000  2,110,800
                                                              ----------
        APPLICATIONS SOFTWARE -- 3.2%
          Microsoft Corp............................. 150,000  3,733,500
                                                              ----------
        AUTO-CARS/LIGHT TRUCKS -- 1.3%
          Ford Motor Co.+............................ 150,000  1,450,500
                                                              ----------
        BANKS-FIDUCIARY -- 1.1%
          State Street Corp..........................  40,000  1,286,400
                                                              ----------
        BANKS-SUPER REGIONAL -- 6.4%
          Capital One Financial Corp.................  50,000  1,981,500
          PNC Financial Services Group, Inc..........  30,000  1,445,700
          US Bancorp.................................  70,000  1,647,800
          Wells Fargo & Co........................... 100,000  2,412,000
                                                              ----------
                                                               7,487,000
                                                              ----------
        BEVERAGES-NON-ALCOHOLIC -- 1.6%
          PepsiCo, Inc...............................  30,000  1,857,000
                                                              ----------
        CABLE/SATELLITE TV -- 1.1%
          Comcast Corp., Class A.....................  60,000  1,254,000
                                                              ----------
        CELLULAR TELECOM -- 0.9%
          Vodafone Group PLC ADR.....................  40,000  1,026,000
                                                              ----------
        CHEMICALS-DIVERSIFIED -- 1.3%
          Dow Chemical Co............................  30,000    673,800
          E.I. du Pont de Nemours & Co...............  20,000    799,400
                                                              ----------
                                                               1,473,200
                                                              ----------
        CHEMICALS-SPECIALTY -- 0.4%
          Ashland, Inc...............................  10,000    441,400
                                                              ----------
        COMPUTERS -- 1.0%
          Hewlett-Packard Co.........................  50,000  1,122,500
                                                              ----------
        COSMETICS & TOILETRIES -- 1.6%
          Procter & Gamble Co........................  30,000  1,895,400
                                                              ----------
        CRUISE LINES -- 2.8%
          Royal Caribbean Cruises, Ltd............... 150,000  3,246,000
                                                              ----------
        DIVERSIFIED BANKING INSTITUTIONS -- 5.3%
          Bank of America Corp....................... 150,000    918,000
          Citigroup, Inc.............................  50,000  1,281,000
          Goldman Sachs Group, Inc...................  10,000    945,500
          JPMorgan Chase & Co........................ 100,000  3,012,000
                                                              ----------
                                                               6,156,500
                                                              ----------
        DIVERSIFIED MANUFACTURING OPERATIONS -- 4.8%
          General Electric Co........................ 150,000  2,286,000
          Honeywell International, Inc...............  40,000  1,756,400
          Textron, Inc...............................  90,000  1,587,600
                                                              ----------
                                                               5,630,000
                                                              ----------
        ELECTRIC-INTEGRATED -- 4.5%
          American Electric Power Co., Inc...........  30,000  1,140,600
          Edison International.......................  30,000  1,147,500


                                                                 VALUE
                    SECURITY DESCRIPTION               SHARES   (NOTE 3)
       ------------------------------------------------------------------
       ELECTRIC-INTEGRATED (CONTINUED)
         Exelon Corp..................................  30,000 $1,278,300
         NextEra Energy, Inc..........................  30,000  1,620,600
                                                               ----------
                                                                5,187,000
                                                               ----------
       ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.5%
         Intel Corp...................................  80,000  1,706,400
                                                               ----------
       ENTERTAINMENT SOFTWARE -- 1.0%
         Activision Blizzard, Inc..................... 100,000  1,190,000
                                                               ----------
       FINANCE-CREDIT CARD -- 0.8%
         American Express Co..........................  20,000    898,000
                                                               ----------
       FOOD-MISC. -- 1.3%
         General Mills, Inc...........................  40,000  1,538,800
                                                               ----------
       INSURANCE-LIFE/HEALTH -- 2.4%
         Lincoln National Corp........................  60,000    937,800
         Prudential Financial, Inc....................  40,000  1,874,400
                                                               ----------
                                                                2,812,200
                                                               ----------
       INSURANCE-PROPERTY/CASUALTY -- 1.9%
         Chubb Corp...................................  20,000  1,199,800
         Travelers Cos., Inc..........................  20,000    974,600
                                                               ----------
                                                                2,174,400
                                                               ----------
       MEDICAL PRODUCTS -- 4.3%
         Covidien PLC.................................  30,000  1,323,000
         Johnson & Johnson............................  40,000  2,548,400
         Stryker Corp.................................  25,000  1,178,250
                                                               ----------
                                                                5,049,650
                                                               ----------
       MEDICAL-BIOMEDICAL/GENE -- 0.9%
         Amgen, Inc...................................  20,000  1,099,000
                                                               ----------
       MEDICAL-DRUGS -- 5.6%
         Abbott Laboratories..........................  25,000  1,278,500
         Merck & Co., Inc.............................  80,000  2,616,800
         Pfizer, Inc.................................. 150,000  2,652,000
                                                               ----------
                                                                6,547,300
                                                               ----------
       METAL-COPPER -- 0.5%
         Freeport-McMoRan Copper & Gold, Inc..........  20,000    609,000
                                                               ----------
       MULTIMEDIA -- 1.0%
         Time Warner, Inc.............................  40,000  1,198,800
                                                               ----------
       NETWORKING PRODUCTS -- 0.8%
         Cisco Systems, Inc...........................  60,000    929,400
                                                               ----------
       OIL & GAS DRILLING -- 2.1%
         Ensco PLC ADR................................  60,000  2,425,800
                                                               ----------
       OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.5%
         Anadarko Petroleum Corp......................  10,000    630,500
         Apache Corp..................................  10,000    802,400
         Occidental Petroleum Corp....................  20,000  1,430,000
                                                               ----------
                                                                2,862,900
                                                               ----------
       OIL COMPANIES-INTEGRATED -- 7.8%
         Chevron Corp.................................  40,000  3,700,800
         ConocoPhillips...............................  40,000  2,532,800
         Exxon Mobil Corp.............................  25,000  1,815,750

        SUNAMERICA VALUE FUND
        PORTFOLIO OF INVESTMENTS -- September 30, 2011 -- (continued)

                                                              VALUE
                  SECURITY DESCRIPTION             SHARES    (NOTE 3)
        ---------------------------------------------------------------
        COMMON STOCK (CONTINUED)
        OIL COMPANIES-INTEGRATED (CONTINUED)
          Marathon Petroleum Corp.................  40,000 $  1,082,400
                                                           ------------
                                                              9,131,750
                                                           ------------
        RETAIL-BUILDING PRODUCTS -- 1.7%
          Lowe's Cos., Inc........................ 100,000    1,934,000
                                                           ------------
        RETAIL-REGIONAL DEPARTMENT STORES -- 1.3%
          Kohl's Corp.............................  30,000    1,473,000
                                                           ------------
        STEEL-PRODUCERS -- 0.4%
          United States Steel Corp................  20,000      440,200
                                                           ------------
        TELECOM EQUIPMENT-FIBER OPTICS -- 1.6%
          Corning, Inc............................ 150,000    1,854,000
                                                           ------------
        TELEPHONE-INTEGRATED -- 3.2%
          AT&T, Inc...............................  80,000    2,281,600
          Verizon Communications, Inc.............  40,000    1,472,000
                                                           ------------
                                                              3,753,600
                                                           ------------
        TOBACCO -- 1.6%
          Philip Morris International, Inc........  30,000    1,871,400
                                                           ------------
        TRANSPORT-SERVICES -- 1.6%
          United Parcel Service, Inc., Class B....  30,000    1,894,500
                                                           ------------

                                                   SHARES/
                                                  PRINCIPAL     VALUE
                SECURITY DESCRIPTION               AMOUNT      (NOTE 3)
       -----------------------------------------------------------------
       WEB PORTALS/ISP -- 1.3%
         Google, Inc., Class A+.................      3,000  $  1,543,140
                                                             ------------
       TOTAL LONG-TERM INVESTMENT SECURITIES
          (cost $117,501,975)...................              102,584,640
                                                             ------------
       REPURCHASE AGREEMENT -- 1.2%
         State Street Bank and Trust Co. Joint
          Repurchase Agreement(1)
          (cost $1,324,000)..................... $1,324,000     1,324,000
                                                             ------------
       TOTAL INVESTMENTS --
          (cost $118,825,975)(2)................       89.3%  103,908,640
       Other assets less liabilities............       10.7    12,483,083
                                                 ----------  ------------
       NET ASSETS --                                  100.0% $116,391,723
                                                 ==========  ============

--------
+    Non-income producing security
(1)  See Note 3 for details of Joint Repurchase Agreement.
(2)  See Note 7 for cost of investments on a tax basis.
ADR -- AmericanDepository Receipt

The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2011 (See Note 3):

                                      LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                          QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                      --------------------- ----------------- ---------------------- ------------
ASSETS:
Long-Term Investment Securities:
  Common Stock:
   Banks-Super Regional..............     $  7,487,000         $       --              $--           $  7,487,000
   Diversified Banking Institutions..        6,156,500                 --               --              6,156,500
   Medical-Drugs.....................        6,547,300                 --               --              6,547,300
   Oil Companies-Integrated..........        9,131,750                 --               --              9,131,750
   Other Industries*.................       73,262,090                 --               --             73,262,090
Repurchase Agreement.................               --          1,324,000               --              1,324,000
                                          ------------         ----------              ---           ------------
TOTAL                                     $102,584,640         $1,324,000              $--           $103,908,640
                                          ============         ==========              ===           ============

--------
* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

See Notes to Financial Statements

        SUNAMERICA INTERNATIONAL SMALL-CAP FUND
        PORTFOLIO PROFILE -- September 30, 2011 -- (unaudited)

INDUSTRY ALLOCATION*

                 Time Deposits............................ 5.9%
                 Auto/Truck Parts & Equipment-Original.... 3.3
                 Distribution/Wholesale................... 3.1
                 Exchange-Traded Funds.................... 2.8
                 Retail-Apparel/Shoe...................... 2.7
                 Machinery-General Industrial............. 2.6
                 Electronic Components-Misc............... 2.4
                 Commercial Services...................... 1.9
                 Telephone-Integrated..................... 1.7
                 Telecom Services......................... 1.7
                 Internet Content-Information/News........ 1.6
                 Finance-Other Services................... 1.5
                 Entertainment Software................... 1.5
                 Veterinary Products...................... 1.5
                 Retail-Bookstores........................ 1.4
                 Cosmetics & Toiletries................... 1.4
                 Machinery-Construction & Mining.......... 1.4
                 Insurance-Life/Health.................... 1.4
                 Building-Residential/Commercial.......... 1.4
                 Gas-Distribution......................... 1.4
                 Retail-Misc./Diversified................. 1.4
                 Chemicals-Diversified.................... 1.3
                 Recycling................................ 1.3
                 Transport-Truck.......................... 1.3
                 Medical-Drugs............................ 1.3
                 Leisure Products......................... 1.2
                 Marine Services.......................... 1.2
                 Investment Management/Advisor Services... 1.2
                 Diagnostic Kits.......................... 1.2
                 Auto/Truck Parts & Equipment-Replacement. 1.2
                 Chemicals-Specialty...................... 1.2
                 Food-Meat Products....................... 1.2
                 Electronic Measurement Instruments....... 1.1
                 Web Portals/ISP.......................... 1.1
                 E-Commerce/Products...................... 1.1
                 Medical Labs & Testing Services.......... 1.1
                 Consulting Services...................... 1.1
                 Diversified Financial Services........... 1.0
                 Transport-Services....................... 1.0
                 Motorcycle/Motor Scooter................. 1.0
                 Electric Products-Misc................... 1.0
                 Gambling (Non-Hotel)..................... 1.0
                 Containers-Paper/Plastic................. 0.9
                 Beverages-Wine/Spirits................... 0.9
                 Insurance-Property/Casualty.............. 0.9
                 Oil Field Machinery & Equipment.......... 0.9
                 Rubber-Tires............................. 0.9
                 Computers-Integrated Systems............. 0.9
                 Diversified Manufacturing Operations..... 0.8
                 Building Products-Air & Heating.......... 0.8
                 Banks-Commercial......................... 0.8
                 Private Equity........................... 0.8
                 Appliances............................... 0.8
                 Metal Products-Fasteners................. 0.8
                 Banks-Mortgage........................... 0.8
                 Airlines................................. 0.8
                 Agricultural Chemicals................... 0.8
                 E-Commerce/Services...................... 0.8
                 Finance-Credit Card...................... 0.7
                 Diversified Minerals..................... 0.7
                 Metal-Diversified........................ 0.7

                  Food-Dairy Products..................  0.7%
                  Rental Auto/Equipment................  0.7
                  Food-Retail..........................  0.7
                  Gold Mining..........................  0.7
                  Human Resources......................  0.6
                  Electronic Connectors................  0.6
                  Wire & Cable Products................  0.6
                  Textile-Products.....................  0.6
                  Medical Information Systems..........  0.6
                  Paper & Related Products.............  0.6
                  Toys.................................  0.6
                  Hotels/Motels........................  0.6
                  Electronic Components-Semiconductors.  0.6
                  Machinery-Thermal Process............  0.5
                  Semiconductor Equipment..............  0.5
                  Real Estate Management/Services......  0.5
                  Publishing-Periodicals...............  0.5
                  Venture Capital......................  0.5
                  Pipelines............................  0.5
                  Seismic Data Collection..............  0.4
                  Schools..............................  0.4
                  Banks-Money Center...................  0.4
                  Medical Products.....................  0.4
                  Batteries/Battery Systems............  0.4
                  Respiratory Products.................  0.4
                  Internet Infrastructure Software.....  0.3
                  Alternative Waste Technology.........  0.3
                  Rubber/Plastic Products..............  0.3
                  Telecommunication Equipment..........  0.3
                  Wireless Equipment...................  0.3
                  Shipbuilding.........................  0.2
                  Metal Processors & Fabrication.......  0.2
                  Computer Services....................  0.1
                                                        ----
                                                        99.2%
                                                        ====

--------
*Calculated as a percentage of net assets

        SUNAMERICA INTERNATIONAL SMALL-CAP FUND
        PORTFOLIO PROFILE -- September 30, 2011 -- (unaudited) (continued)

COUNTRY ALLOCATION*

                             Japan.......... 24.3%
                             United Kingdom. 11.8
                             Germany........  7.9
                             United States..  6.6
                             South Korea....  5.2
                             France.........  4.9
                             Italy..........  4.7
                             Bermuda........  4.6
                             Cayman Islands.  4.1
                             Luxembourg.....  3.3
                             Ireland........  2.6
                             Brazil.........  2.5
                             Australia......  2.3
                             China..........  2.3
                             Belgium........  1.9
                             Switzerland....  1.4
                             Norway.........  1.3
                             Austria........  1.1
                             Indonesia......  1.1
                             Guernsey.......  1.0
                             Sweden.........  1.0
                             Thailand.......  0.8
                             Hong Kong......  0.8
                             Jersey.........  0.5
                             Netherlands....  0.4
                             Malaysia.......  0.3
                             Taiwan.........  0.3
                             Singapore......  0.2
                                             ----
                                             99.2%
                                             ====

--------
*Calculated as a percentage of net assets

        SUNAMERICA INTERNATIONAL SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- September 30, 2011



                                                                 VALUE
                    SECURITY DESCRIPTION               SHARES   (NOTE 3)
       ------------------------------------------------------------------
       COMMON STOCK -- 90.5%
       AUSTRALIA -- 2.3%
         Centamin Egypt, Ltd.+(1)..................... 142,436 $  207,339
         Emeco Holdings, Ltd.(1)...................... 243,874    227,545
         Incitec Pivot, Ltd.(1).......................  54,086    167,675
         Navitas, Ltd.(1).............................  38,000    140,124
         White Energy Co., Ltd.+(1)...................     173        243
         White Energy Co., Ltd. (2011 Performance
          Shares)+(2)(3)..............................     978          0
                                                               ----------
                                                                  742,926
                                                               ----------
       AUSTRIA -- 1.1%
         Austria Technologie & Systemtechnik AG(1)....   6,831     80,944
         Schoeller-Bleckmann Oilfield Equipment AG(1).   4,219    288,894
                                                               ----------
                                                                  369,838
                                                               ----------
       BELGIUM -- 1.9%
         Barco NV(1)..................................   8,150    370,049
         Nyrstar(1)...................................  26,758    233,696
                                                               ----------
                                                                  603,745
                                                               ----------
       BERMUDA -- 4.6%
         China Gas Holdings, Ltd.(1).................. 608,000    149,368
         Digital China Holdings, Ltd.(1).............. 239,000    306,220
         Haier Electronics Group Co., Ltd.+(1)........  40,000     26,888
         IT, Ltd.(1).................................. 116,000     71,924
         Johnson Electric Holdings, Ltd.(1)........... 400,000    199,584
         Lancashire Holdings, Ltd.(1).................  27,061    289,761
         Peace Mark Holdings, Ltd.+(2)(3).............   8,000          0
         Sinofert Holdings, Ltd.(1)................... 326,000     83,550
         Texwinca Holdings, Ltd.(1)................... 198,000    203,351
         Trinity, Ltd.(1)............................. 200,000    158,446
                                                               ----------
                                                                1,489,092
                                                               ----------
       BRAZIL -- 2.5%
         Restoque Comercio e Confeccoes de Roupas SA..  38,108    422,578
         Santos Brasil Participacoes SA...............  30,729    392,233
                                                               ----------
                                                                  814,811
                                                               ----------
       CAYMAN ISLANDS -- 4.1%
         51job, Inc. ADR+.............................   1,107     44,169
         AAC Acoustic Technologies Holdings, Inc.(1).. 170,000    364,986
         ASM Pacific Technology, Ltd.(1)..............  16,900    165,109
         Comba Telecom Systems Holdings, Ltd.(1)...... 113,500     83,329
         Kingboard Laminates Holdings, Ltd.(1)........ 102,000     41,995
         Lee & Man Paper Manufacturing, Ltd.(1)....... 362,000    122,556
         Polarcus, Ltd.+(1)........................... 282,662    142,178
         Shenguan Holdings Group, Ltd.(1)............. 732,000    372,087
                                                               ----------
                                                                1,336,409
                                                               ----------
       CHINA -- 2.3%
         Beijing Jingkelong Co., Ltd.(1).............. 246,000    218,498
         Weichai Power Co., Ltd.(1)...................  85,000    386,602
         Zhuzhou CSR Times Electric Co., Ltd.(1)......  80,000    130,493
                                                               ----------
                                                                  735,593
                                                               ----------
       FRANCE -- 4.9%
         GameLoft SA+(1)..............................  73,183    355,766
         Laurent-Perrier(1)...........................   2,980    297,626
         Rubis SA(1)..................................   9,025    454,974


                                                              VALUE
                   SECURITY DESCRIPTION             SHARES   (NOTE 3)
         -------------------------------------------------------------
         FRANCE (CONTINUED)
           Virbac SA(1)............................   2,897 $  469,556
                                                            ----------
                                                             1,577,922
                                                            ----------
         GERMANY -- 7.9%
           Aareal Bank AG+(1)......................  16,754    259,198
           Aurelius AG(1)..........................   7,205    267,161
           CTS Eventim AG(1).......................  13,389    398,691
           Deutz AG+(1)............................  40,935    225,194
           Freenet AG(1)...........................  47,237    554,578
           Muehlbauer Holding AG & Co.(1)..........   4,603    157,573
           NORMA Group+(1).........................  15,800    259,599
           Rational AG(1)..........................   1,068    238,055
           Tom Tailor Holding AG+(1)...............  14,353    216,745
                                                            ----------
                                                             2,576,794
                                                            ----------
         GUERNSEY -- 1.0%
           Stobart Group, Ltd.(1).................. 168,362    335,207
                                                            ----------
         HONG KONG -- 0.8%
           China Everbright International, Ltd.(1). 461,000    105,332
           YGM Trading, Ltd.(1)....................  79,000    152,416
                                                            ----------
                                                               257,748
                                                            ----------
         INDONESIA -- 1.1%
           United Tractors Tbk PT(1)............... 146,428    356,790
                                                            ----------
         IRELAND -- 2.6%
           DCC PLC(1)..............................  14,980    376,942
           Glanbia PLC(1)..........................  38,729    227,731
           Kenmare Resources PLC+(1)............... 452,475    236,387
                                                            ----------
                                                               841,060
                                                            ----------
         ITALY -- 4.7%
           Amplifon SpA(1).........................  92,247    451,910
           DiaSorin SpA(1).........................  10,575    390,157
           Piaggio & C. SpA(1)..................... 104,516    334,439
           Yoox SpA+(1)............................  28,401    363,334
                                                            ----------
                                                             1,539,840
                                                            ----------
         JAPAN -- 24.3%
           Ain Pharmaciez, Inc.(1).................   8,200    362,629
           Credit Saison Co., Ltd.(1)..............  12,600    242,479
           Dai-ichi Seiko Co., Ltd.(1).............   7,000    209,775
           Daiseki Co., Ltd.(1)....................  10,100    199,491
           Eiken Chemical Co., Ltd.(1).............  16,600    221,124
           Elecom Co., Ltd.(1).....................     500      8,620
           en-japan, Inc.(1).......................     210    251,105
           FP Corp.(1).............................   4,300    305,936
           GCA Savvian Group Corp.(1)..............      85    103,006
           Hajime Construction Co., Ltd.(1)........  11,900    319,711
           HIRANO TECSEED Co., Ltd.(1).............  16,000    175,397
           Jafco Co., Ltd.(1)......................   8,200    152,079
           Kakaku.com, Inc.(1).....................   7,000    288,469
           Kenedix, Inc.+(1).......................     859    103,444
           Kokusai Co., Ltd.(1)....................  23,600    206,718
           Konami Corp.(1).........................   3,700    124,229
           Mani, Inc.(1)...........................   3,600    124,129
           Maruwa Co., Ltd.(1).....................   6,800    288,964
           Matsuda Sangyo Co., Ltd.(1).............  10,400    157,587

        SUNAMERICA INTERNATIONAL SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- September 30, 2011 -- (continued)



                                                                 VALUE
                    SECURITY DESCRIPTION               SHARES   (NOTE 3)
       ------------------------------------------------------------------
       COMMON STOCK (CONTINUED)
       JAPAN (CONTINUED)
         Modec, Inc.(1)...............................   6,100 $  107,848
         Nichi-iko Pharmaceutical Co., Ltd.(1)........   7,000    186,107
         Nifco, Inc.(1)...............................  11,400    292,183
         Nihon M&A Center, Inc.(1)....................      60    343,595
         Nippon Ceramic Co., Ltd.(1)..................   8,100    159,173
         Nippon Kodoshi Corp.(1)......................   2,800     64,392
         NPC, Inc.(1).................................  13,400    117,112
         Otsuka Corp.(1)..............................   4,100    282,284
         OUTSOURCING, Inc.(1).........................  29,000    117,540
         Park24 Co, Ltd.(1)...........................  22,800    281,220
         Proto Corp.(1)...............................   6,700    230,654
         Rinnai Corp.(1)..............................   3,300    275,827
         Skymark Airlines, Inc.(1)....................  16,200    259,094
         Software Service, Inc.(1)....................   8,700    200,238
         Tatsuta Electric Wire and Cable Co., Ltd.(1).  41,000    208,012
         Toda Kogyo Corp.(1)..........................  19,000    150,707
         Token Corp.(1)...............................   3,420    135,441
         Tokyu Livable, Inc.(1).......................  17,600    156,984
         Tomy Co., Ltd.(1)............................  24,000    186,841
         U-Shin, Ltd.(1)..............................  19,400    156,996
         Village Vanguard Co., Ltd.(1)................      74    144,757
                                                               ----------
                                                                7,901,897
                                                               ----------
       JERSEY -- 0.5%
         United Business Media, Ltd.(1)...............  22,095    153,788
                                                               ----------
       LUXEMBOURG -- 0.5%
         SAF-Holland SA+(1)...........................  32,594    158,734
                                                               ----------
       MALAYSIA -- 0.3%
         Top Glove Corp. Bhd(1).......................  79,700    101,810
                                                               ----------
       NETHERLANDS -- 0.4%
         SNS REAAL NV+(1).............................  52,678    130,821
                                                               ----------
       NORWAY -- 1.3%
         Tomra Systems ASA(1).........................  65,297    421,409
                                                               ----------
       SINGAPORE -- 0.2%
         Dyna-Mac Holdings, Ltd.(1)................... 155,000     51,095
                                                               ----------
       SOUTH KOREA -- 5.2%
         Hankook Tire Co., Ltd.(1)....................   8,530    286,768
         Hyundai Glovis Co., Ltd.(1)..................   2,784    411,673
         Hyundai Mipo Dockyard Co., Ltd.(1)...........     738     63,634
         LG Household & Health Care, Ltd.(1)..........   1,040    468,008
         Sungwoo Hitech Co., Ltd.(1)..................  26,308    468,491
                                                               ----------
                                                                1,698,574
                                                               ----------
       SWEDEN -- 1.0%
         Betsson AB(1)................................  17,492    326,779
                                                               ----------
       SWITZERLAND -- 1.4%
         Sulzer AG(1).................................   2,717    278,146
         VZ Holding AG(1).............................   1,851    185,399
                                                               ----------
                                                                  463,545
                                                               ----------
       TAIWAN -- 0.3%
         Compal Communications, Inc.(1)...............  78,000     90,596
                                                               ----------
       THAILAND -- 0.8%
         Kiatnakin Bank PCL(4)........................  99,000     91,564


                                                      SHARES/
                                                     PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                 AMOUNT     (NOTE 3)
     ---------------------------------------------------------------------
     THAILAND (CONTINUED)
       TMB Bank PCL(4).............................  3,988,600  $   183,487
                                                                -----------
                                                                    275,051
                                                                -----------
     UNITED KINGDOM -- 11.8%
       Anite PLC(1)................................     28,048       27,722
       Croda International PLC(1)..................     16,648      424,107
       IG Group Holdings PLC(1)....................     70,512      487,234
       International Personal Finance PLC(1).......     97,379      335,659
       Millennium & Copthorne Hotels PLC(1)........     29,547      183,656
       Nanoco Group PLC+(1)........................    225,855      175,138
       Robert Walters PLC(1).......................     51,371      172,538
       Spirax-Sarco Engineering PLC(1).............     16,368      455,160
       St James's Place PLC(1).....................     96,591      462,775
       Telecity Group PLC+(1)......................     62,897      542,785
       WH Smith PLC(1).............................     42,887      329,352
       Yule Catto & Co. PLC(1).....................     90,074      224,705
                                                                -----------
                                                                  3,820,831
                                                                -----------
     UNITED STATES -- 0.7%
       AsiaInfo-Linkage, Inc.+.....................     14,918      110,095
       ResMed, Inc.+(1)............................     40,000      112,298
                                                                -----------
                                                                    222,393
                                                                -----------
     TOTAL COMMON STOCK
        (cost $31,213,650).........................              29,395,098
                                                                -----------
     EXCHANGE-TRADED FUNDS -- 2.8%
     LUXEMBOURG -- 2.8%
       db x-trackers -- MSCI Emerging Markets TRN
        Index ETF+
        (cost $770,336)............................     31,585      904,278
                                                                -----------
     TOTAL LONG-TERM INVESTMENT SECURITIES
        (cost $31,983,986).........................              30,299,376
                                                                -----------
     SHORT-TERM INVESTMENT SECURITIES -- 5.9%
     TIME DEPOSITS -- 5.9%
       Euro Time Deposit with State Street
        Bank and Trust Co.
        0.01% due 10/03/11
        (cost $1,922,000).......................... $1,922,000    1,922,000
                                                                -----------
     TOTAL INVESTMENTS --
        (cost $33,905,986)(5)......................       99.2%  32,221,376
     Other assets less liabilities.................        0.8      274,056
                                                    ----------  -----------
     NET ASSETS --                                       100.0% $32,495,432
                                                    ==========  ===========

--------
+    Non-income producing security
(1) Security was valued using fair value procedures at September 30, 2011. The aggregate value of these securities was $28,150,972 representing 86.6% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 3 regarding fair value pricing for foreign equity securities.
(2) Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 3.

        SUNAMERICA INTERNATIONAL SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- September 30, 2011 -- (continued)

(3) Illiquid security. At September 30, 2011, the aggregate value of these securities was $0 representing 0% of net assets.
(4) Fair valued security. Securities are classified as Level 2 based on the securities valuation inputs; see Note 3.
(5)  See Note 7 for cost of investments on a tax basis.
ADR --American Depository Receipt
ETF  --Exchange-Traded Funds

The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2011 (see Note 3):

                                   LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 --SIGNIFICANT
                                       QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS     TOTAL
                                   --------------------- ----------------- --------------------- -----------
ASSETS:
Long-Term Investment Securities:
  Common Stock:
   Germany........................      $       --          $ 2,576,794#            $--          $ 2,576,794
   Japan..........................              --            7,901,897#             --            7,901,897
   South Korea....................              --            1,698,574#             --            1,698,574
   United Kingdom.................              --            3,820,831#             --            3,820,831
   Other Countries*...............         969,075           12,427,927#              0           13,397,002
  Exchange-Traded Funds...........         904,278                   --              --              904,278
Short-Term Investment Securities:
  Time Deposit....................              --            1,922,000              --            1,922,000
                                        ----------          -----------             ---          -----------
TOTAL                                   $1,873,353          $30,348,023             $ 0          $32,221,376
                                        ==========          ===========             ===          ===========

--------
* Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to the Portfolio of Investments.
# Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $28,150,972 representing 86.6% of net assets. See Note 3.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                                                         COMMON STOCK RIGHTS
                                                         ------------ ------
    Balance as of 09/30/2010............................     $ 0       $ 0
    Accrued discounts/premiums..........................      --        --
    Realized gain (loss)................................      --        --
    Change in unrealized appreciation (depreciation)(1).      --        --
    Net purchases (sales)...............................      (0)       (0)
    Transfers in and/or out of Level 3..................      --        --
                                                             ---       ---
    Balance as of 09/30/2011............................     $ 0       $--
                                                             ===       ===

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2011

Note 1. Organization

   SunAmerica Equity Funds is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company and was organized as a Massachusetts business trust (the "Trust" or "Equity Funds") on June 16, 1986. It currently consists of three different funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with a distinct objective and/or strategy. Each Fund is advised and/or managed by SunAmerica Asset Management Corp. (the "Adviser" or "SunAmerica"). An investor may invest in one or more of the following Funds: SunAmerica International Equity Fund ("International Equity Fund"), SunAmerica Value Fund ("Value Fund"), and SunAmerica International Small-Cap Fund ("International Small-Cap Fund"). The Funds are considered to be separate entities for financial and tax reporting purposes.

   The investment objective and principal investment techniques for each of the Funds are as follows:

   INTERNATIONAL EQUITY FUND seeks capital appreciation by active trading of equity securities and other securities with equity characteristics of non-U.S. issuers located in a number of different countries other than the U.S. and selected without regard to market capitalization. Under normal circumstances, at least 80% of the Fund's net assets, plus any borrowing for investment purposes, will be invested in equity securities.

   VALUE FUND seeks long-term growth of capital by active trading of equity securities selected on the basis of a value criteria, issued by companies of any market capitalization, that offer the potential for long-term growth of capital.

   INTERNATIONAL SMALL-CAP FUND seeks long-term capital appreciation by active trading of equity securities and other securities with equity characteristics of non-U.S. small-cap companies throughout the world, including emerging market countries. Under normal circumstances, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in such securities.

   Each Fund is organized as a "diversified" fund within the meaning of the 1940 Act.

   Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares in amounts $1,000,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase. With respect to Class A shares of the International Equity Fund and International Small-Cap Fund, a redemption fee of 2% will be assessed on the proceeds of any redemption of shares that were purchased within ninety
   (90) calendar days prior to the date of such redemption. An exchange fee of 2% will be assessed on the amount of any exchange of Class A shares of the International Equity Fund and International Small-Cap Fund that were purchased within ninety (90) calendar days prior to the date of such exchange.

   Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares of each Fund convert automatically to Class A shares approximately eight years after purchase of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

   Class C shares are offered at net asset value per share without an initial sales charge, although may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase.

   Class I and Class Z shares are offered at net asset value per share. These classes are offered exclusively to certain institutions and to participants in certain employee benefit plans and other programs. Class I shares are closed to new purchases, however, existing investors may continue to purchase shares through reinvestments of dividends and capital gains distributions. Class I shares of the Value Fund were liquidated effective March 2, 2010.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2011 -- (continued)


   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Trust's registration statement. Class A, Class B and Class C shares each make distribution and account maintenance fee payments under the distribution plans pursuant to Rule 12b-1 under the 1940 Act, except that Class B and Class C shares are subject to higher distribution fee rates. Class I shares and Class Z shares have not adopted 12b-1 plans and make no payments thereunder, however, Class I shares pay a service fee to the Funds' distributor for providing administrative and shareholder services (see Note
   4).

   INDEMNIFICATIONS: Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current trustees who is not an "interested person," as defined in Section 2(a)(19) of the 1940 Act, of the Trust (collectively, the "Disinterested Trustees"), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business the Trust enters into contracts that contain the obligation to indemnify others. The Trust's maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

Note 2. Fund Mergers

   Pursuant to a plan of reorganization, all of the assets and liabilities of the SunAmerica Focused Large-Cap Value Portfolio ("Focused Large-Cap Value Portfolio"), a series of the Corporation, were transferred in a tax-free exchange to the Value Fund, in exchange for shares of the Value Fund. The reorganization was consummated on October 26, 2009. The acquiring fund acquired all of the assets and liabilities of the target fund as shown in the table below. Class A, Class B and Class C shares of the Focused Large-Cap Value Portfolio were exchanged tax-free for Class A, Class B and Class C shares of Value Fund at an exchange ratio of 0.78 to 1, 0.77 to 1 and 0.77 to 1, respectively. Shares of the Value Fund issued in connection with the acquisition of the Focused Large-Cap Value Portfolio were 7,374,611 with a value of $79,273,334. The assets in the investment portfolio of the Focused Large-Cap Value Portfolio with a value of $79,261,700 and identified cost of $73,975,265 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

   The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation/(depreciation) immediately before and after the reorganizations:

                                                            NET ASSET NET UNREALIZED
                                     SHARES        NET        VALUE    APPRECIATION
                                   OUTSTANDING    ASSETS    PER SHARE (DEPRECIATION)
                                   ----------- ------------ --------- --------------
Target Fund
Focused Large Cap-Value Portfolio.                                     $ 5,286,435
  Class A.........................  6,439,768  $ 54,815,779  $ 8.51
  Class B.........................    867,878     6,871,725    7.92
  Class C.........................  2,213,883    17,585,830    7.94
Acquiring Fund
Value Fund........................                                     $ 4,908,527
  Class A.........................  4,784,330  $ 52,515,489  $10.98
  Class B.........................  1,102,538    11,329,123   10.28
  Class C.........................    921,634     9,467,172   10.27
  Class Z.........................  1,862,199    21,520,775   11.56
  Class I.........................      1,377        15,085   10.96
Post Reorganization
Value Fund........................                                     $10,194,962
  Class A.........................  9,778,221  $107,331,268  $10.98
  Class B.........................  1,771,282    18,200,848   10.28
  Class C.........................  2,633,610    27,053,002   10.27
  Class Z.........................  1,862,199    21,520,775   11.56
  Class I.........................      1,377        15,085   10.96

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2011 -- (continued)


   Assuming the reorganization had been completed on October 1, 2009, the beginning of the annual reporting period for the acquiring fund, the pro forma results of operations for the period ended September 30, 2010, are as follows:

Net investment income (loss)................... $1,007,803
Net realized/unrealized gains (losses).........  5,817,775
                                                ----------
Change in net assets resulting from operations. $6,825,578
                                                ==========

   Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the target fund that have been included in the Statement of Operations since
   October 26, 2009.

Note 3. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The following is a summary of the significant accounting policies followed by the Trust in the preparation of their financial statements:

   SECURITY VALUATIONS: Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will generally be valued based upon the last reported bid price.

   As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund's shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustees (the "Board") to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity future contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

   Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable, the securities may be priced at the mean of two independent quotes obtained from brokers.

   Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2011 -- (continued)


   Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

   Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

   The various inputs that may be used to determine the value of the Funds' investments are summarized into three broad levels listed below:

   Level 1 -- Unadjusted quoted prices in active markets for identical securities
   Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees, etc.)
   Level 3 -- Significant unobservable inputs (includes inputs that reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances.)

   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   The summary of the inputs used to value the Funds' net assets as of September 30, 2011 are reported on a schedule following the Portfolio of Investments.

   REPURCHASE AGREEMENTS: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission ("SEC"), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus accrued interest, to ensure that the value at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   As of September 30, 2011, the following Funds held an undivided interest in a joint repurchase agreement with State Street Bank and Trust Co.:

            PERCENTAGE PRINCIPAL
FUND         INTEREST   AMOUNT
----        ---------- ----------
Value Fund.    0.40%   $1,324,000

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2011 -- (continued)


   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   State Street Bank and Trust Co., dated September 30, 2011, bearing interest at a rate of 0.01% per annum, with a principal amount of $327,426,000, a repurchase price of $327,426,273, and a maturity date of October 3, 2011. The repurchase agreement is collateralized by the following:

                                            MATURITY   PRINCIPAL
TYPE OF COLLATERAL           INTEREST RATE    DATE      AMOUNT     MARKET VALUE
------------------           ------------- ---------- ------------ ------------
U.S. Treasury Notes.........     1.25%     10/31/2015 $100,000,000 $102,730,600
U.S. Treasury Notes.........     1.88      09/30/2017    5,500,000    5,706,250
U.S. Treasury Notes.........     4.25      08/15/2014  147,285,000  164,222,775
U.S. Treasury Notes.........     4.25      08/15/2015   53,650,000   61,316,102

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is accrued daily except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains at various rates. For financial statements purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities.

   Net investment income, other than class-specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

   Expenses common to all Funds, not directly related to individual Funds, are allocated among the Funds based upon their relative net asset value or other appropriate methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

   Dividends from net investment income, if any, are paid annually. Capital gain distributions, if any, are paid at least annually.

   The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income (loss), net realized gain (loss) and net assets are not affected by these reclassifications.

   Each Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments to its shareholders. Therefore, no federal tax provisions are required. Each Fund is considered a separate entity for tax purposes. The Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examination by tax authorities for tax years ending before 2008.

   FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period. Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2011 -- (continued)

   exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

Note 4. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

   The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SunAmerica and its affiliates.

   The Funds pay SunAmerica a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                              MANAGEMENT
FUND                             FEES
----                          ----------
International Equity Fund....    1.00%
Value Fund...................    0.75
International Small-Cap Fund.    1.15

   For the year ended September 30, 2011, SunAmerica earned fees in the amounts stated in the Statement of Operations.

   The International Equity Fund and International Small-Cap Fund are subadvised by PineBridge Investments, LLC ("PineBridge") pursuant to a subadvisory agreement with SunAmerica. PineBridge receives an annual fee of 0.47% of average daily net assets for the International Equity Fund and 0.60% of average daily net assets for the International Small-Cap Fund, which is paid by SunAmerica. For the year ended September 30, 2011, PineBridge voluntary waived 0.05% of the fee payable by SunAmerica to PineBridge for the International Small-Cap Fund.

   SunAmerica has contractually agreed to waive fees or reimburse expenses to the extent necessary to cap the Funds' annual fund operating expenses at the following percentages of each Class's average daily net assets. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses, as determined under generally accepted accounting principals, or acquired fund fees and expenses. The contractual fee waivers and expense reimbursements will continue in effect indefinitely unless terminated by the Trustees, including a majority of the Disinterested Trustees.

FUND                                  PERCENTAGE
----                                  ----------
International Equity Fund Class A....    1.90%
International Equity Fund Class B....    2.55
International Equity Fund Class C....    2.55
International Equity Fund Class I....    1.80
Value Fund Class A...................    1.63
Value Fund Class B...................    2.28
Value Fund Class C...................    2.28
Value Fund Class Z...................    1.06
International Small-Cap Fund Class A.    1.90
International Small-Cap Fund Class B.    2.55
International Small-Cap Fund Class C.    2.55

   Any contractual waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Funds within the following two years of making such waivers or reimbursements, provided that the Funds are able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2011 -- (continued)


   For the year ended September 30, 2011, pursuant to the contractual expense limitations referred to above, SunAmerica has waived or reimbursed expenses as follows:

                                      OTHER EXPENSES
FUND                                    REIMBURSED
----                                  --------------
International Small-Cap Fund.........    $102,330

FUND                                      AMOUNT
----                                  --------------
International Equity Fund Class B....    $  9,054
International Equity Fund Class C....       4,966
International Equity Fund Class I....          20
Value Fund Class B...................         532
Value Fund Class C...................       2,296
International Small-Cap Fund Class A.      16,720
International Small-Cap Fund Class B.      13,832
International Small-Cap Fund Class C.      13,811

   For the year ended September 30, 2011, the amounts recouped by SunAmerica are as follows:

                                      OTHER EXPENSES
FUND                                     RECOUPED
----                                  --------------
Value Fund...........................    $22,735
International Small-Cap Fund.........      2,184

FUND                                      AMOUNT
----                                  --------------
International Equity Fund Class B....    $ 3,918
International Equity Fund Class C....      5,062
International Equity Fund Class I....      2,119
Value Fund Class B...................      2,823
Value Fund Class C...................     14,386
International Small-Cap Fund Class B.      2,579
International Small-Cap Fund Class C.      2,405

   At September 30, 2011, expenses previously waived and/or reimbursed by SunAmerica during the prior two years that remain subject to recoupment are as follows:

                                      OTHER EXPENSES
FUND                                     RECOUPED
----                                  --------------
Value Fund...........................    $  2,675
International Small-Cap Fund.........     110,522

FUND                                      AMOUNT
----                                  --------------
International Equity Fund Class B....    $ 20,310
International Equity Fund Class C....       6,355
International Equity Fund Class I....         952
Value Fund Class B...................       5,515
International Small-Cap Fund Class A.     120,802
International Small-Cap Fund Class B.      30,237
International Small-Cap Fund Class C.      30,886

   The Trust, on behalf of each Fund, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan on behalf of each class of shares (other than Class I and Class Z shares) (each a "Plan" and collectively, the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan," "Class B Plan" and "Class C Plan." In adopting the Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2011 -- (continued)


   Under the Class A Plan, Class B Plan and Class C Plan, the Distributor receives a distribution fee from a Fund at an annual rate of 0.10%, 0.75% and 0.75%, respectively, of the average daily net assets of the Fund's Class A, Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Plans provide that the Class A, Class B and Class C shares of each Fund will pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to compensate the Distributor and certain securities firms for account maintenance activities. Accordingly, for the year ended September 30, 2011, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

   In addition, SACS is paid a fee of 0.25% of average daily net assets of Class I shares in connection with providing administrative and shareholder services to Class I shareholders. For the year ended September 30, 2011, SACS earned fees (see Statement of Operations) based upon the aforementioned rates.

   SACS receives sales charges on each Fund's Class A shares, portions of which are reallocated to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A, Class B and Class C shares. SACS has advised the Funds that for the year ended September 30, 2011, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                CLASS A                     CLASS B    CLASS C
                              -------------------------------------------- ---------- ----------
                                                                CONTINGENT CONTINGENT CONTINGENT
                                      AFFILIATED                 DEFERRED   DEFERRED   DEFERRED
                               SALES   BROKER-   NON-AFFILIATED   SALES      SALES      SALES
FUND                          CHARGES  DEALERS   BROKER-DEALERS  CHARGES    CHARGES    CHARGES
----                          ------- ---------- -------------- ---------- ---------- ----------
International Equity Fund.... $35,923  $11,639      $18,797        $658     $16,520      $903
Value Fund...................  32,910   10,463       17,794         334      43,200       434
International Small-Cap Fund.  10,752    2,394        6,667          --         489       211

   The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent, State Street Bank and Trust Company, in connection with the services that it offers to the shareholders of the Funds. Pursuant to the Service Agreement, the Funds (except for Class Z shares of the Funds) pay a fee to SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets. No portion of this fee is paid or reimbursed by the Class Z shares, however, Class Z shares pay all direct transfer agency fees and out-of-pocket expenses relating to Class Z shares. For the year ended September 30, 2011, the Funds incurred the following expenses which are included in transfer agent fees payable in the Statement of Asset and Liabilities and in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                           EXPENSE               PAYABLE AT SEPTEMBER 30, 2011
                               -------------------------------- -------------------------------
FUND                           CLASS A  CLASS B CLASS C CLASS I CLASS A CLASS B CLASS C CLASS I
----                           -------- ------- ------- ------- ------- ------- ------- -------
International Equity.......... $196,934 $16,636 $40,528 $5,161  $ 8,202 $  815  $2,326   $316
Value Fund ...................  264,796  22,009  43,530     --   16,444  1,129   2,566     --
International Small-Cap Fund..   91,868     837   2,605     --    5,620     21     150     --

   At September 30, 2011, the following affiliates owned a percentage of the outstanding shares of the following funds: Focused Multi-Asset Strategy Portfolio owned 29.5% of the SunAmerica International Equity Fund; Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio owned 29.4% and 7.6%, respectively, of SunAmerica Value Fund; and Focused Multi-Asset Strategy Portfolio owned 90.2% of SunAmerica International Small-Cap Fund.

   On September 22, 2008, American International Group, Inc. ("AIG"), the ultimate parent of SunAmerica, SACS, and SAFS, entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2011 -- (continued)

   Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C Preferred Stock was entitled to approximately 77.8% of the voting power of AIG's outstanding stock.

   On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock, which was then transferred to the U.S. Department of the Treasury, and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, and, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the United States Treasury held a majority of outstanding shares of AIG Common Stock.

Note 5. Expense Reductions

   Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of the Funds set forth below have been reduced. For the year ended September 30, 2011, the amount of expense reductions received by each Fund, used to offset the Fund's non-affiliated expenses were as follows:

            TOTAL EXPENSE
FUND         REDUCTIONS
----        -------------
Value Fund.    $21,593

Note 6. Purchases and Sales of Investment Securities

   The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended September 30, 2011, were as follows:

                                                             INTERNATIONAL              INTERNATIONAL
                                                                EQUITY        VALUE       SMALL-CAP
                                                                 FUND         FUND          FUND
                                                             ------------- ------------ -------------
Purchases (excluding U.S. government securities)............ $301,760,062  $351,179,075  $34,362,150
Sales and maturities (excluding U.S. government securities).  357,909,668   416,148,077   59,604,522
Purchases of U.S. government securities.....................           --            --           --
Sales and maturities of U.S. government securities..........           --            --           --

Note 7. Federal Income Taxes

   The following details the tax basis of distributions as well as the components of distributable earnings. The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales, investments in passive foreign investment companies, post October losses and derivative transactions.

                                         FOR THE YEAR ENDED SEPTEMBER 30, 2011
                              -----------------------------------------------------------
                                      DISTRIBUTABLE EARNINGS          TAX DISTRIBUTIONS
                              -------------------------------------  --------------------
                                         LONG-TERM
                                       GAINS/CAPITAL   UNREALIZED               LONG-TERM
                              ORDINARY     LOSS       APPRECIATION    ORDINARY   CAPITAL  RETURN OF
                               INCOME    CARRYOVER   (DEPRECIATION)*   INCOME     GAINS    CAPITAL
                              -------- ------------- --------------- ---------- --------- ---------
International Equity Fund.... $155,135 $(92,753,419)  $(13,046,176)  $   10,320    $--       $--
Value Fund...................  812,654  (79,310,708)   (21,367,902)     817,635     --        --
International Small-Cap Fund.   47,867    4,711,386     (1,995,369)   1,328,122     --        --

--------
* Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2011 -- (continued)


                                    TAX DISTRIBUTIONS
                                    FOR THE YEAR ENDED
                                    SEPTEMBER 30, 2010
                              ------------------------------
                                         LONG-TERM
                               ORDINARY   CAPITAL  RETURN OF
                                INCOME     GAINS    CAPITAL
                              ---------- --------- ---------
International Equity Fund.... $    6,608    $--    $644,738
Value Fund...................    992,007     --          --
International Small-Cap Fund.  2,280,947     --          --

   The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal income tax purposes, including short-term securities and repurchase agreements, were as follows at September 30, 2011:

                                            INTERNATIONAL               INTERNATIONAL
                                               EQUITY         VALUE       SMALL-CAP
                                                FUND          FUND          FUND
                                            ------------- ------------  -------------
Cost (tax basis)........................... $ 82,511,794  $125,276,542   $34,199,428
                                            ============  ============   ===========
Appreciation...............................    1,328,601     1,189,169     3,142,556
Depreciation...............................  (14,391,330)  (22,557,071)   (5,120,608)
                                            ------------  ------------   -----------
Net unrealized appreciation (depreciation). $(13,062,729) $(21,367,902)  $(1,978,052)
                                            ============  ============   ===========

   For the year ended September 30, 2011, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to tax treatment of net investment losses, expiration of capital loss carry forward amounts, non-deductible expenses, disposition of passive foreign investment companies securities, use of equalization, and foreign currency transactions to the components of net assets as follows:

                               ACCUMULATED    ACCUMULATED
                              UNDISTRIBUTED  UNDISTRIBUTED
                              NET INVESTMENT NET REALIZED    CAPITAL
FUND                          INCOME (LOSS)   GAIN (LOSS)    PAID-IN
----                          -------------- ------------- ----------
International Equity Fund....   $  311,462    $  (311,199) $     (263)
Value Fund...................          210             --        (210)
International Small-Cap Fund.    2,235,574     (3,694,036)  1,458,462

   For Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of September 30, 2011, which are available to offset future capital gains, if any:

                                                  CAPITAL LOSS CARRYFORWARD+
-                             -------------------------------------------------------------------
FUND                          2012 2013 2014    2015        2016        2017        2018     2019
----                          ---- ---- ---- ----------- ----------- ----------- ----------- ----
International Equity Fund *.. $--  $--  $--  $31,583,013 $25,210,425 $16,578,456 $19,381,525 $--
Value Fund *.................  --   --   --           --  21,653,185  36,272,125  21,385,398  --
International Small-Cap Fund.  --   --   --           --          --          --          --  --

--------
* The capital loss carryforwards include realized capital losses from the acquisition of other funds. Certain losses may be subject to annual limitations imposed by the Internal Revenue Code. Therefore, it is possible that not all of the capital losses will be available for use. As of September 30, 2011, based on current tax law, the International Equity Fund and the Value Fund have $0 and $19,837,903, respectively, of capital losses that will not be available for use.
+ On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2011 -- (continued)


   The Funds indicated below utilized capital loss carryforwards, which offset net taxable gains realized in the current year ended September 30, 2011.

                              CAPITAL LOSS CAPITAL LOSS
                              CARRYFORWARD CARRYFORWARD
FUND                            UTILIZED     EXPIRED
----                          ------------ ------------
International Equity Fund.... $15,101,212      $--
Value Fund...................   9,820,353       --
International Small-Cap Fund.   4,397,536       --

   Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year. For the fiscal year ended September 30, 2011, the Funds elected to defer capital losses as follows:

                                             DEFERRED POST-
                              DEFERRED POST-    OCTOBER
                                 OCTOBER        CURRENCY
FUND                           CAPITAL LOSS       LOSS
----                          -------------- --------------
International Equity Fund....      $--          $143,370
Value Fund...................       --                --
International Small-Cap Fund.       --            61,841

Note 8. Capital Share Transactions

   Transactions in capital shares of each class of each fund were as follows:

                                                                  INTERNATIONAL EQUITY FUND
                              ------------------------------------------------------------------------------------------------
                                                    CLASS A                                          CLASS B
                              --------------------------------------------------  --------------------------------------------
                                       FOR THE                   FOR THE                 FOR THE                FOR THE
                                     YEAR ENDED                YEAR ENDED               YEAR ENDED             YEAR ENDED
                                 SEPTEMBER 30, 2011        SEPTEMBER 30, 2010       SEPTEMBER 30, 2011     SEPTEMBER 30, 2010
                              ------------------------  ------------------------  ---------------------  ---------------------
                                SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                              ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Shares sold (1)(2)...........  1,998,861  $ 25,245,848     574,216  $  6,716,707    40,719  $   474,694    58,701  $   630,627
Reinvested dividends.........        743         9,227      51,192       610,725        --           --        --           --
Shares redeemed (1)(2)(3)(4). (5,645,038)  (71,397,455) (2,661,759)  (30,910,633) (302,366)  (3,511,424) (462,333)  (4,945,616)
                              ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Net increase (decrease)...... (3,645,434) $(46,142,380) (2,036,351) $(23,583,201) (261,647) $(3,036,730) (403,632) $(4,314,989)
                              ==========  ============  ==========  ============  ========  ===========  ========  ===========

                                                                  INTERNATIONAL EQUITY FUND
                              ------------------------------------------------------------------------------------------------
                                                    CLASS C                                          CLASS I
                              --------------------------------------------------  --------------------------------------------
                                       FOR THE                   FOR THE                 FOR THE                FOR THE
                                     YEAR ENDED                YEAR ENDED               YEAR ENDED             YEAR ENDED
                                 SEPTEMBER 30, 2011        SEPTEMBER 30, 2010       SEPTEMBER 30, 2011     SEPTEMBER 30, 2010
                              ------------------------  ------------------------  ---------------------  ---------------------
                                SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                              ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Shares sold..................     71,165  $    835,085     196,460  $  2,168,350        --  $        --        --  $        --
Reinvested dividends.........         --            --          --            --        63          788     1,963       23,599
Shares redeemed (3)(4).......   (479,188)   (5,542,375)   (735,176)   (7,853,912)  (61,044)    (779,299) (195,442)  (2,318,844)
                              ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Net increase (decrease)......   (408,023) $ (4,707,290)   (538,716) $ (5,685,562)  (60,981) $  (778,511) (193,479) $(2,295,245)
                              ==========  ============  ==========  ============  ========  ===========  ========  ===========

--------
(1)For the year ended September 30, 2011, includes automatic conversion of 117,150 shares of Class B shares in the amount of $1,345,767 to 107,837 shares of Class A shares in the amount of $1,345,767.
(2)For the year ended September 30, 2010, includes automatic conversion of 186,711 shares of Class B shares in the amount of $2,000,125 to 172,967 shares of Class A shares in the amount of $2,000,125.
(3)For the year ended September 30, 2011, net of redemption fees of $11,061, $1,151, $2,967 and $356 for Class A, Class B, Class C and Class I shares, respectively.
(4)For the year ended September 30, 2010, net of redemption fees of $3,271, $340, $682, and $114 for Class A, Class B, Class C and Class I shares, respectively.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2011 -- (continued)

                                                                     VALUE FUND
                          ------------------------------------------------------------------------------------------------
                                                CLASS A                                          CLASS B
                          --------------------------------------------------  --------------------------------------------
                                   FOR THE                   FOR THE                 FOR THE                FOR THE
                                 YEAR ENDED                YEAR ENDED               YEAR ENDED             YEAR ENDED
                             SEPTEMBER 30, 2011        SEPTEMBER 30, 2010       SEPTEMBER 30, 2011     SEPTEMBER 30, 2010
                          ------------------------  ------------------------  ---------------------  ---------------------
                            SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                          ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Shares sold (1)(2).......  2,553,891  $ 31,023,654   3,008,057  $ 34,087,747    49,155  $   571,420    54,903  $   574,407
Shares issued in merger+.         --            --   4,993,891    54,815,779        --           --   668,744    6,871,725
Reinvested dividends.....     45,185       539,510      60,401       665,014        --           --     2,477       25,635
Shares redeemed (1)(2)... (4,569,055)  (54,596,834) (1,900,930)  (20,922,247) (550,104)  (6,176,764) (645,748)  (6,670,990)
                          ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Net increase (decrease).. (1,969,979) $(23,033,670)  6,161,419  $ 68,646,293  (500,949) $(5,605,344)   80,376  $   800,777
                          ==========  ============  ==========  ============  ========  ===========  ========  ===========

                                                          VALUE FUND
                          -------------------------------------------------------------------------
                                                CLASS C                              CLASS I#
                          --------------------------------------------------  ---------------------
                                   FOR THE                   FOR THE                 FOR THE
                                 YEAR ENDED                YEAR ENDED               YEAR ENDED
                             SEPTEMBER 30, 2011        SEPTEMBER 30, 2010       SEPTEMBER 30, 2010
                          ------------------------  ------------------------  ---------------------
                            SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT
                          ----------  ------------  ----------  ------------  --------  -----------
Shares sold..............     51,311  $    597,065      62,621  $    654,342        --  $        --
Shares issued in merger+.         --            --   1,711,976    17,585,830        --           --
Reinvested dividends.....         --            --       3,285        33,995        --           --
Shares redeemed..........   (572,566)   (6,479,852)   (656,831)   (6,779,281)   (1,379)     (15,201)
                          ----------  ------------  ----------  ------------  --------  -----------
Net increase (decrease)..   (521,255) $ (5,882,787)  1,121,051  $ 11,494,886    (1,379) $   (15,201)
                          ==========  ============  ==========  ============  ========  ===========

                                              VALUE FUND
                          --------------------------------------------------
                                                CLASS Z
                          --------------------------------------------------
                                   FOR THE                   FOR THE
                                 YEAR ENDED                YEAR ENDED
                             SEPTEMBER 30, 2011        SEPTEMBER 30, 2010
                          ------------------------  ------------------------
                            SHARES       AMOUNT       SHARES       AMOUNT
                          ----------  ------------  ----------  ------------
Shares sold..............     53,205  $    651,862     349,552  $  4,067,931
Shares issued in merger+.         --            --          --            --
Reinvested dividends.....     19,779       248,232      18,096       209,196
Shares redeemed.......... (1,975,845)  (25,354,717)   (311,582)   (3,610,784)
                          ----------  ------------  ----------  ------------
Net increase (decrease).. (1,902,861) $(24,454,623)     56,066  $    666,343
                          ==========  ============  ==========  ============

--------
(1)For the year ended September 30, 2011, includes automatic conversion of 241,771 shares of Class B shares in the amount of $2,759,483 to 226,124 shares of Class A shares in the amount of $2,759,483.
(2)For the year ended September 30, 2010, includes automatic conversion of 290,868 shares of Class B shares in the amount of $3,004,486 to 272,614 shares of Class A shares in the amount of $3,004,486.
+  See Note 2.
#  See Note 1.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2011 -- (continued)

                                                            INTERNATIONAL SMALL-CAP FUND
                              ----------------------------------------------------------------------------------------
                                                    CLASS A                                      CLASS B
                              --------------------------------------------------  ------------------------------------
                                       FOR THE                   FOR THE                FOR THE            FOR THE
                                     YEAR ENDED                YEAR ENDED             YEAR ENDED         YEAR ENDED
                                 SEPTEMBER 30, 2011        SEPTEMBER 30, 2010     SEPTEMBER 30, 2011  SEPTEMBER 30, 2010
                              ------------------------  ------------------------  ------------------  ----------------
                                SHARES       AMOUNT       SHARES       AMOUNT      SHARES    AMOUNT   SHARES    AMOUNT
                              ----------  ------------  ----------  ------------  -------  ---------  ------   --------
Shares sold (1)(2)...........  1,117,986  $ 10,650,844      97,885  $    816,990   15,809  $ 148,420  11,511   $ 93,001
Reinvested dividends.........     99,495       941,225     270,947     2,219,058    1,094     10,171   1,059      8,543
Shares redeemed (1)(2)(3)(4). (3,601,844)  (34,521,715) (2,148,169)  (17,909,440) (17,344)  (161,875) (8,608)   (68,960)
                              ----------  ------------  ----------  ------------  -------  ---------  ------   --------
Net increase (decrease)...... (2,384,363) $(22,929,646) (1,779,337) $(14,873,392)    (441) $  (3,284)  3,962   $ 32,584
                              ==========  ============  ==========  ============  =======  =========  ======   ========

                                         INTERNATIONAL SMALL-CAP FUND
                              --------------------------------------------------
                                                    CLASS C
                              --------------------------------------------------
                                       FOR THE                   FOR THE
                                     YEAR ENDED                YEAR ENDED
                                 SEPTEMBER 30, 2011        SEPTEMBER 30, 2010
                              ------------------------  ------------------------
                                SHARES       AMOUNT       SHARES       AMOUNT
                              ----------  ------------  ----------  ------------
Shares sold..................     78,018  $    728,678      19,336  $    158,711
Reinvested dividends.........      2,763        25,672       2,062        16,643
Shares redeemed (3)(4).......    (40,612)     (351,756)    (32,616)     (264,037)
                              ----------  ------------  ----------  ------------
Net increase (decrease)......     40,169  $    402,594     (11,218) $    (88,683)
                              ==========  ============  ==========  ============

--------
(1)For the year ended September 30, 2011, includes automatic conversion of 2,879 shares of Class B shares in the amount of $26,999 to 2,821 shares of Class A shares in the amount of $26,999.
(2)For the year ended September 30, 2010, includes automatic conversion of 1,613 shares of Class B shares in the amount of $13,086 to 1,586 shares of Class A shares in the amount of $13,086.
(3)For the year ended September 30, 2011, net of redemption fees of $964, $10, and $31 for Class A, Class B, and Class C shares, respectively.
(4)For the year ended September 30, 2010, net of redemption fees of $660, $3, and $7 for Class A, Class B, and Class C shares, respectively.

Note 9. Line of Credit

   The SunAmerica family of mutual funds has established a $75 million committed and $50 million uncommitted line of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the higher of the Federal Funds Rate plus 125 basis points or the London Interbank Offered Rate plus 125 basis points on the committed line and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum on the daily unused portion of the committed line of credit which is included in other expenses on the Statement of Operations. Prior to September 16, 2011, the commitment fee was 12.5 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the year ended September 30, 2011, the following Funds had borrowings:

                          DAYS     INTEREST  AVERAGE    WEIGHTED
FUND                   OUTSTANDING CHARGES     DEBT     AVERAGE
International Equity
 Fund.................     20       $  512  $   646,303   1.44%
Value Fund............      7        3,367   11,617,106   1.46
International
 Small-Cap Fund.......     19          288      368,833   1.48

   At September 30, 2011, there were no borrowings outstanding.

Note 10. Interfund Lending Agreement

   Pursuant to exemptive relief granted by the SEC, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended September 30, 2011, none of the Funds participated in this program.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2011 -- (continued)


Note 11. Trustees Retirement Plan

   The Trustees of the Trust have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the unaffiliated Trustees. The Retirement Plan provides generally that an unaffiliated Trustee may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an "Eligible Trustee"). Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

   As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

   Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Trustees from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

   The following amounts for the Retirement Plan Liabilities are included in the Trustee fees and expenses payable line on the Statement of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Trustees' fees and expenses line on the Statement of Operations.

                           RETIREMENT PLAN RETIREMENT PLAN RETIREMENT PLAN
                              LIABILITY        EXPENSE        PAYMENTS
                           --------------- --------------- ---------------
FUND                                  AS OF SEPTEMBER 30, 2011
----                       -----------------------------------------------
International Equity Fund.     $2,941           $236           $  921
Value Fund................      5,354            312            1,711

Note 12. Investment Concentration

   Some of the Funds may invest internationally, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. These risks are primary risks of the International Equity Fund and International Small-Cap Fund. At September 30, 2011, the International Equity Fund and the International Small-Cap Fund had approximately 23.2% and 24.3%, respectively, of its net assets invested in equity securities of companies domiciled in Japan.

Note 13. Subsequent Event

   On October 27, 2011, the Board approved a change in the International Small-Cap Fund's name to the "SunAmerica Japan Fund," along with certain changes to the Fund's principal investment strategy and techniques. These changes are expected to become effective on or about January 27, 2012 (the "Effective Date"). As of the Effective Date, the Fund will no longer pursue a strategy of international investing, which involves investing in a number of different countries throughout the world, and will no longer be required to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities and other securities with equity characteristics of non-U.S. small-cap companies throughout the world, including emerging market companies.

   The principal investment strategy of the SunAmerica Japan Fund will be country-specific investing, which involves investing in securities that focus on a particular country, and the Fund's principal investment technique will be active trading of securities of companies located (or with primary operations) in Japan. Wellington Management Company LLP is anticipated to serve as the subadviser to the SunAmerica Japan Fund, replacing the current subadviser, PineBridge Investments LLC, as of the Effective Date.

        SUNAMERICA EQUITY FUNDS
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of SunAmerica Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the three funds constituting SunAmerica Equity Funds (the "Trust") at September 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion. The financial highlights for the period ended September 30, 2007 were audited by another independent registered public accounting firm whose report, dated November 21, 2007, expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Houston, Texas
November 23, 2011

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- September 30, 2011 -- (unaudited)

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT

The Board of the Trust, including the Disinterested Trustees approved the continuation of the Investment Advisory and Management Agreement between the Trust, on behalf of the Funds, and SunAmerica (the "Advisory Agreement") for a one-year period ending June 30, 2012 at an in-person meeting held on June 14, 2011 (the "Meeting"). The Trust currently consists of three separate series (each a "Fund" and collectively, the "Funds"), including the International Equity Fund, International Small-Cap Fund, and Value Fund. At the Meeting, the Board also approved the continuation of the Subadvisory Agreement between SunAmerica and PineBridge with respect to the International Equity Fund and the International Small-Cap Fund.

In accordance with Section 15(c) of the 1940 Act, the Board requested and SunAmerica and PineBridge, provided materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement. These materials included (a) a summary of the services provided to the Funds by SunAmerica and its affiliates, and by PineBridge; (b) information independently compiled and prepared by Lipper, Inc. ("Lipper") on fees and expenses of the Funds, and the investment performance of the Funds as compared with a peer group of funds; (c) information on the profitability of SunAmerica, and its affiliates, and a discussion relating to indirect benefits; (d) a report on economies of scale; (e) information on SunAmerica's and PineBridge' risk management process (f) a discussion on general compliance policies and procedures; (g) a summary of brokerage and soft dollar practices;
(h) information about the key personnel of SunAmerica and its affiliates, and PineBridge, that are involved in the investment management, administration, compliance and risk management activities with respect to the Funds, as well as current and projected staffing levels and compensation practices; and (i) an internal comparison of management fees received for other mutual funds and accounts with similar investment objectives and strategies for which SunAmerica and PineBridge serve as adviser or subadviser, as applicable.

In determining whether to approve the continuation of the Advisory Agreement, the Board, including Disinterested Trustees, considered the following information:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY SUNAMERICA AND PINEBRIDGE.

The Board, including the Disinterested Trustees, considered the nature, quality and extent of services to be provided by SunAmerica. The Board noted that the services include acting as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, and compliance, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or trustees of the Funds without compensation. Finally, the Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including PineBridge. In addition to the quality of the advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Funds pursuant to the Advisory Agreement and noted that such services include (i) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing;
(iii) organizing Board meetings and preparing the materials for such Board meetings; (iv) providing legal and compliance support; and (v) performing other administrative functions necessary for the operation of the Funds, such as tax reporting and fulfilling regulatory filing requirements.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds. The Board also reviewed the personnel responsible for providing advisory services to the Funds and other key personnel of SunAmerica in addition to current and projected staffing levels and compensation practices and concluded, based on their experience and interaction with SunAmerica, that: (i) SunAmerica is able to retain quality portfolio managers, analysts and other personnel; (ii) SunAmerica exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) SunAmerica had been responsive to requests of the Board; and (iv) SunAmerica had kept the Board apprised of developments relating to the Funds and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- September 30, 2011 -- (unaudited) (continued)


The Board also considered SunAmerica's reputation and long-standing relationship with the Funds and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2011, SunAmerica managed, advised and/or administered approximately $45.3 billion in assets. The Board also considered SunAmerica's code of ethics and its risk management process, and that it has developed internal procedures, adopted by the Board, for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' prospectus. Additionally, the Board considered SunAmerica's compliance and regulatory history.

The Board also considered the nature, quality and extent of services to be provided by PineBridge. The Board observed that PineBridge is responsible for providing investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the Funds, or portion thereof, that PineBridge manages, subject to the oversight and review of SunAmerica. The Board reviewed PineBridge's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Funds, in addition to current and projected staffing levels and compensation practices, and concluded, based on its experience with PineBridge, that
PineBridge: (i) is able to retain high quality portfolio managers and other investment personnel; (ii) exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreement; and (iii) had been responsive to requests of the Board and of SunAmerica. The Board considered that PineBridge has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' prospectus. The Board also considered PineBridge's code of ethics, compliance and regulatory history and risk management process. The Board noted that PineBridge has not experienced any material regulatory or compliance problems nor has PineBridge been involved in any material litigation or administrative proceedings that would potentially impact them from effectively serving as a subadviser to the Fund. The Board concluded that the nature and extent of services to be provided by PineBridge under the Subadvisory Agreement were reasonable and appropriate in relation to the subadvisory fees and that the quality of services continues to be high.

INVESTMENT PERFORMANCE.

The Board, including the Disinterested Trustees, also considered the investment performance of SunAmerica and PineBridge with respect to the Funds, as applicable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Funds as compared to each Fund's peer group ("Peer Group") and/or peer universe ("Peer Universe") as independently determined by Lipper and to an appropriate index or combination of indices, including the Funds' benchmarks. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Groups and Peer Universes. The Board also noted that it regularly reviews the performance of the Funds throughout the year. The Board noted that, while it monitors performance of the Funds closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

It was noted that performance information was for the periods ended March 31, 2011. The Board also noted that it regularly reviews the performance of the Funds throughout the year.

Value Fund. The Board considered that the Fund's performance was below the median of its Peer Group for the one-, three- and five- year periods. The Board also considered that the Fund's performance was above the median of its Peer Universe for the one- year period and below the median of its Peer Universe for the three- and five- year periods. The Board also considered that the Fund underperformed its Lipper Index for the one-, three- and five- year periods. The Board further considered that the Fund's performance was above the median of its Peer Group/Peer Universe and the Lipper Index for the ten-year period. The Board then took into account management's discussion of the Fund's performance, including its continued monitoring of the Fund, and noted the Fund's improved more recent performance. The Board concluded that the Fund's performance is being addressed.

International Equity Fund. The Board considered that the Fund's performance was below the median of its Peer Group/Universe for the one-, three- and five- year periods. The Board also considered that the Fund underperformed its Lipper Index for the one-, three- and five- year periods. The Board took into account management's discussion of the Fund's performance and considered that management had provided the Board with information regarding actions that were under consideration in an effort to address these performance concerns. The Board concluded that the Fund's performance is being addressed.

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- September 30, 2011 -- (unaudited) (continued)


International Small-Cap Fund. The Board considered that the Fund's performance was above the median of its Peer Group for the one- year period and below the median of its Peer Group for the three- year period. The Board also considered that the Fund's performance was below the median of its Peer Universe for the one- and three- year periods. The Board also considered that the Fund underperformed its Lipper Index for the one- and three- year periods. The Board took into account management's discussion of the Fund's performance and considered that management had provided the Board with information regarding actions that were under consideration in an effort to address these performance concerns. The Board concluded that the Fund's performance is being addressed.

While the Board noted its concern with respect to the performance of the Funds, it also considered the information that had been provided by SunAmerica at the Meeting outlining specific actions that had been taken, or were under consideration, to address these performance concerns. The Board further noted that it would continue to evaluate SunAmerica's progress and success in implementing these actions.

CONSIDERATION OF THE MANAGEMENT FEES AND SUBADVISORY FEES AND THE COST OF THE SERVICES AND PROFITS TO BE REALIZED BY SUNAMERICA, PINEBRIDGE AND THEIR AFFILIATES FROM THE RELATIONSHIP WITH THE FUNDS.

The Board, including the Disinterested Trustees, received and reviewed information regarding the fees to be paid by the Funds to SunAmerica pursuant to the Advisory Agreement and the fees paid by SunAmerica to PineBridge pursuant to the Subadvisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, PineBridge or their affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the management fee for each of the Funds, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for each Fund's Peer Group and/or Peer Universe as determined by Lipper, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Fund to SunAmerica, the Board reviewed a number of expense comparisons, including:
(i) contractual and actual management fees; and (ii) actual total operating expenses. In considering each Fund's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to the Funds. The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements being made by SunAmerica with respect to the Funds are only reflected in the total expenses category of the Lipper reports, rather than also being reflected as specific management fee waivers in the actual management fees category of the Lipper reports. As a result, the Board took into account that the actual management fees presented by Lipper for the funds in the Peer Group and Peer Universe may appear lower on a relative basis. The Board then compared each Fund's net expense ratio (taking into account the contractual fee caps) to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of the Fund's management fee for certain Funds. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Funds, to the extent applicable. The Board then noted the management fees paid by the Funds were reasonable as compared to the fees SunAmerica was receiving from other mutual funds and accounts for which it serves as adviser or subadviser.

The Board also received and reviewed information regarding the fees paid by SunAmerica to PineBridge pursuant to the Subadvisory Agreement. To assist in analyzing the reasonableness of the subadvisory fees, the Board received a report independently prepared by Lipper. The report showed comparative fee information of each Portfolio's Peer Group and/or Peer Universe that the Directors used as a guide to help assess the reasonableness of the subadvisory fees. The Directors noted that the Peer Group/Universe information as a whole was useful in assessing whether PineBridge was providing services at a cost that was competitive with other, similar funds. The Directors also considered that the subadvisory fees are paid by SunAmerica out of its management fee and not by the Funds, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid out by SunAmerica and the amount of the management fees which it retained.

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- September 30, 2011 -- (unaudited) (continued)


The Board also considered fees received by PineBridge with respect to other mutual funds and accounts with similar investment strategies to the Funds for which it serves as subadviser, to the extent applicable. The Board observed that with respect to the International Small-Cap Fund, the similar accounts identified by PineBridge included retirement accounts managed that may be subject to state and/or ERISA regulations which could make them more costly to manage. The Board then noted that the subadvisory fees paid by SunAmerica to PineBridge were reasonable as compared to fees PineBridge receives for other mutual funds and accounts for which it serves as adviser or subadviser.

Value Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board took into account management's discussion of the Fund's expenses and noted that the Fund's advisory fee was reduced in 2009.

International Equity Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board took into account management's discussion of the Fund's expenses.

International Small-Cap Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board took into account management's discussion of the Fund's expenses.

PROFITABILITY.

The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from its relationship with the Funds. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provided the Funds and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Funds on a Fund by Fund basis. In particular, the Board considered the contractual fee waivers and/or expense reimbursement agreed to by SunAmerica.

The Board considered the profitability of SunAmerica under the Advisory Agreement, and considered the profitability of SunAmerica's affiliates under the Rule 12b-1 Plans, Service Agreements, and Administrative and Shareholder Services Agreements. Additionally, the Board considered whether SunAmerica and its affiliates received any indirect benefits from the relationship with the Funds. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica, serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Funds. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed financial reports from the PineBridge and considered whether PineBridge had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services.

The Board concluded that SunAmerica and PineBridge had the financial resources necessary to perform their obligations under the Advisory Agreement and Subadvisory Agreement and to continue to provide the Funds with the high quality services that they had provided in the past. The Board also concluded that the management fees were reasonable in light of the factors discussed above.

ECONOMIES OF SCALE.

The Board, including the Disinterested Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Funds. The Board considered that as a result of being part of the SunAmerica fund complex, the Funds share common resources and may share certain expenses, and if the size of the complex increases, each Fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of SunAmerica as it adds labor and capital to expand the scale of operations.

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- September 30, 2011 -- (unaudited) (continued)

The Board also took into account that the Value Fund had management fee arrangements that included breakpoints that will adjust the fee downward as the size of the Fund increases, thereby allowing the shareholders to potentially participate in any economies of scale. The Board further noted that SunAmerica has agreed to contractually cap the total annual operating expenses of one or more classes of the Funds, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints or economies of scale. The Board concluded that the Funds' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of additional breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

The Board did not review specific information regarding whether there have been economies of scale with respect to PineBridge's management of the Fund because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement.

OTHER FACTORS.

In consideration of the Advisory Agreement and Subadvisory Agreement, the Board also received information regarding SunAmerica's and PineBridge's brokerage and soft dollar practices. The Board considered that SunAmerica and PineBridge are responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from SunAmerica and from an independent third party that included information on brokerage commissions and execution throughout the year and that commissions paid had generally been reasonable and the quality of brokerage execution had generally been high. The Board also considered the benefits SunAmerica and PineBridge derive from their soft dollar arrangements, including arrangement under which brokers provide brokerage and/or research services to SunAmerica and/or PineBridge in return for allocating brokerage.

CONCLUSION.

After a full and complete discussion, the Board approved the Advisory Agreement and Subadvisory Agreement, each for a one-year period ending June 30, 2012. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Trustees, was satisfied that the terms of the Advisory Agreement and Subadvisory Agreement were fair and reasonable and in the best interests of the Funds and the Funds' shareholders. In arriving at a decision to approve the Advisory Agreement and Subadvisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Disinterested Trustees were also assisted by the advice of independent counsel in making this determination.

        SUNAMERICA EQUITY FUNDS
        TRUSTEE AND OFFICER INFORMATION -- September 30, 2011 -- (unaudited)

The following table contains basic information regarding the Trustees and Officers that oversee operations of the Funds and other investment companies within the Fund complex.

                                                                                     NUMBER OF
                        POSITION       TERM OF                                     PORTFOLIOS IN
        NAME,           HELD WITH    OFFICE AND                                    FUND COMPLEX
     ADDRESS AND        SUNAMERICA    LENGTH OF         PRINCIPAL OCCUPATIONS       OVERSEEN BY       OTHER DIRECTORSHIPS
    DATE OF BIRTH*       COMPLEX    TIME SERVED(4)      DURING PAST 5 YEARS         TRUSTEE(1)        HELD BY TRUSTEE(2)
----------------------- ----------  --------------  ------------------------------ ------------- ------------------------------
DISINTERESTED TRUSTEES

Dr. Judith L. Craven    Trustee     2001-present    Retired.                            86       Director, Belo Corp. (1992 to
Age: 66                                                                                          present); Director, Sysco
                                                                                                 Corp. (1996 to present);
                                                                                                 Director, Luby's, Inc. (1998
                                                                                                 to present).

William F. Devin        Trustee     2001-present    Retired.                            86       Director, Boston Options
Age: 72                                                                                          Exchange (2001 to 2010).

Richard W. Grant        Trustee     2011-present    Retired. Prior to that,             38       None
Age: 66                 Chairman                    Attorney and partner at
                        of the                      Morgan Lewis & Bockius
                        Board                       LLP (1989 to 2011).

Stephen J. Gutman       Trustee     1985-present    Vice President and Associate        38       None
Age: 68                                             Broker, Corcoran Group (real
                                                    estate) (2002 to present);
                                                    President and Member of
                                                    Managing Directors, Beau
                                                    Brummell Soho LLC
                                                    (licensing of menswear
                                                    specialty retailing and other
                                                    activities) (1995 to 2009).
                                                    President, SJG Marketing
                                                    Inc. (2009 to present).

William J. Shea         Trustee     2004-present    Executive Chairman, Lucid,          38       Chairman of the Board, Royal
Age: 63                                             Inc., (medical technology and                and SunAlliance U.S.A., Inc.
                                                    information) (2007 to                        (2004 to 2006); Director,
                                                    present); Managing Partner,                  Boston Private Financial
                                                    DLB Capital, LLC (private                    Holdings (2004 to present);
                                                    equity) (2006 to 2007).                      Chairman, Demoulas
                                                                                                 Supermarkets (1999-present),
                                                                                                 NASDAQ OMX BX (2008 to
                                                                                                 present).

        SUNAMERICA EQUITY FUNDS
        TRUSTEE AND OFFICER INFORMATION -- September 30, 2011 -- (unaudited) (continued)

                                                                                 NUMBER OF
                     POSITION       TERM OF                                    PORTFOLIOS IN
       NAME,         HELD WITH    OFFICE AND                                   FUND COMPLEX
    ADDRESS AND      SUNAMERICA    LENGTH OF        PRINCIPAL OCCUPATIONS       OVERSEEN BY  OTHER DIRECTORSHIPS
  DATE OF BIRTH*      COMPLEX    TIME SERVED(4)      DURING PAST 5 YEARS        TRUSTEE(1)   HELD BY TRUSTEE(2)
-------------------- ----------- --------------  ----------------------------- ------------- -------------------
INTERESTED TRUSTEE

Peter A. Harbeck(3)  Trustee     1995-present    President, CEO and                 86       None
Age: 57                                          Director, SunAmerica.
                                                 (1995 to present); Director,
                                                 SunAmerica Capital
                                                 Services, Inc. ("SACS")
                                                 (1993 to present); Chairman,
                                                 Advisor Group, Inc. (2004
                                                 to present).

OFFICERS

John T. Genoy        President   2007-present    Chief Financial Officer,           N/A      N/A
Age: 43                                          SunAmerica (2002 to
                                                 present); Senior Vice
                                                 President, SunAmerica
                                                 (2003 to present); Chief
                                                 Operating Officer,
                                                 SunAmerica (2006
                                                 to present).

Donna M. Handel      Treasurer   2002-present    Senior Vice President,             N/A      N/A
Age: 45                                          SunAmerica (2004 to
                                                 present).

Gregory N. Bressler  Secretary   2005-present    Senior Vice President and          N/A      N/A
Age: 45              and Chief                   General Counsel,
                     Legal                       SunAmerica (2005 to
                     Officer                     present).

James Nichols        Vice        2006-present    Director, President and            N/A      N/A
Age: 45              President                   CEO, SACS (2006 to
                                                 present); Senior Vice
                                                 President, SACS (2002 to
                                                 2006); Senior Vice
                                                 President, SunAmerica
                                                 (2002 to present).

Katherine Stoner     Chief       2011-present    Vice President, SunAmerica         N/A      N/A
Age: 55              Compliance                  (2011 to present). Vice
                     Officer                     President, The Variable
                     ("CCO")                     Annuity Life Insurance
                                                 Company ("VALIC") and
                                                 Western National Life
                                                 Insurance Company
                                                 ("WNL") (2006-present);
                                                 Deputy General Counsel and
                                                 Secretary, VALIC and WNL
                                                 (2007-present); Vice
                                                 President, VALIC Financial
                                                 Advisors, Inc. and VALIC
                                                 Retirement Services
                                                 Company (2010-present).

        SUNAMERICA EQUITY FUNDS
        TRUSTEE AND OFFICER INFORMATION -- September 30, 2011 -- (unaudited) (continued)

                                                                                NUMBER OF
                      POSITION       TERM OF                                  PORTFOLIOS IN
       NAME,          HELD WITH    OFFICE AND                                 FUND COMPLEX
    ADDRESS AND       SUNAMERICA    LENGTH OF       PRINCIPAL OCCUPATIONS      OVERSEEN BY  OTHER DIRECTORSHIPS
   DATE OF BIRTH*      COMPLEX    TIME SERVED(4)     DURING PAST 5 YEARS       TRUSTEE(1)   HELD BY TRUSTEE(2)
--------------------- ----------- --------------  --------------------------- ------------- -------------------
Nori L. Gabert        Vice        2002-present    Vice President and Deputy        N/A      N/A
Age: 58               President                   General Counsel,
                      and                         SunAmerica (2005 to
                      Assistant                   present).
                      Secretary

Timothy Pettee        Vice        2004-present    Chief Investment Officer,        N/A      N/A
Age: 53               President                   SunAmerica (2003 to
                                                  present).

Gregory R. Kingston   Vice        2002-present    Vice President, SunAmerica       N/A      N/A
Age: 45               President                   (2001 to present).
                      and
                      Assistant
                      Treasurer

Matthew J. Hackethal  Anti-       2006-present    CCO, SunAmerica (2006 to         N/A      N/A
Age: 39               Money                       present); Vice President,
                      Laundering                  Credit Suisse Asset
                      Compliance                  Management (2001 to 2006);
                      Officer                     CCO, Credit Suisse
                                                  Alternative Funds (2005 to
                                                  2006).

--------
* The business address for each Trustee is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1) The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the Trust (3 funds), SunAmerica Money Market Funds Inc. (2 funds), SunAmerica Income Funds (4 funds), SunAmerica Series, Inc. (11 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (35 portfolios), VALIC Company I (33 portfolios), VALIC Company II (15 funds), Seasons Series Trust (21 portfolios) and SunAmerica Specialty Series (6 portfolios).
(2) Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the 1940 Act.
(3) Interested Trustee, as defined within the 1940 Act, because he is an officer and a director of the Adviser and a director of the principal underwriter of the Trust.
(4) Trustees serve until their successors are duly elected and qualified, subject to the Trustee's Retirement Plan as discussed in Note 11 of the financial statements. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Trustees is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

        SUNAMERICA EQUITY FUNDS
        SHAREHOLDER TAX INFORMATION -- (unaudited)

Certain tax information regarding the SunAmerica Equity Funds is required to be provided to the shareholders based upon each Fund's income and distributions for the taxable year ended September 30, 2011. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your tax returns will be included with your Form 1099-DIV to be received under separate cover in early 2012.

During the year ended September 30, 2011, the Portfolios paid the following long-term capital gains dividends along with the percentage of ordinary income dividends that qualified for the 70% dividends received deduction for corporations:

                                         NET LONG-   QUALIFYING % FOR THE
                                           TERM         70% DIVIDENDS
      FUND                             CAPITAL GAINS RECEIVED DEDUCTIONS
      ----                             ------------- --------------------
      International Equity Class A....  $       --            1.53%
      International Equity Class B....          --              --
      International Equity Class C....          --              --
      International Equity Class I....          --            1.53
      Value Class A...................          --          100.00
      Value Class B...................          --              --
      Value Class C...................          --              --
      Value Class I...................          --              --
      Value Class Z...................          --          100.00
      International Small-Cap Class A.   1,403,188*           1.14
      International Small-Cap Class B.      14,495*           1.14
      International Small-Cap Class C.      40,779*           1.14

--------
* Represents amount to be deducted by International Small-Cap Fund for tax purposes and not distributed to shareholders.

The International Equity Fund and International Small-Cap Fund intend to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended September 30, 2011 was $168,253 and $76,816, respectively. The gross foreign source income for the information reporting is $3,069,340 and $892,396, respectively.

For the year ended September 30, 2011, certain dividends paid by the following funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

                      FUND                       INCOME
                      ----                     ----------
                      International Equity.... $   10,320
                      Value...................    817,635
                      International Small-Cap.  1,328,122

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (unaudited)

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the SunAmerica Equity Funds' portfolios to a similar investment in an index. Please note that "inception", as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the SunAmerica Equity Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (unaudited) (continued)

SUNAMERICA INTERNATIONAL EQUITY FUND

The SunAmerica International Equity Fund Class A shares returned -13.17% (before maximum sales charge) for the 12-month period ended September 30, 2011. The Fund underperformed its benchmark, the MSCI All Country World ex-U.S. Index (Gross)*, which returned -10.42% during the same annual period.

Volatility was a key characteristic of the international equity markets during the annual period, as optimism for a global economic recovery during the first half transformed into fear and uncertainty about the slow rebound in global economic growth and the possible contagion risk of the European sovereign debt crisis during the second half. Virtually no international equity market was immune, as even China's strong economy began to show signs of a slowdown. In turn, the MSCI All Country World ex-U.S. Index (Gross) returned 10.99% during the first six months of the annual period and returned -19.29% during the latter half.

Consistent with our long-term investment process, both sector weightings and country allocations within the Fund's portfolio are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic or industry decisions. That said, the Fund's overweighted position in the health care sector, which outpaced the benchmark index during the annual period, contributed positively to relative performance. So, too, did the Fund's underweighted exposure to the financials sector, which was the worst performer in the benchmark index during the annual period. Stock selection in the industrials and utilities sectors proved effective as well. More than offsetting these positive contributors, however, was the detracting impact of a modestly underweighted exposure to the comparatively strong telecommunication services sector and stock selection within the financials, energy, materials and information technology sectors.

From a country perspective, weighting positions and individual stock selection in Japan, France and Taiwan contributed most positively to the Fund's relative results. Having an overweighted position in Germany, which lagged the benchmark index, and stock selection in Switzerland and China, detracted most.

Individual security performance was the greatest determinant of the Fund's results, and our stock selection was based on the fundamental belief that each would perform better than its peers. During the annual period, the top individual contributors to Fund performance were French diversified chemicals manufacturer Rhodia, Taiwanese linear motion products manufacturer Hiwin Technologies, U.K. power generating company International Power, French auto component manufacturer Valeo and Japanese auto manufacturer Daihatsu Motor (a member of the Toyota Motor Group).

Conversely, stock holdings that detracted from Fund performance most during the annual period were Sino-Forest, a Canadian commercial forest plantation operator in China; Exillon Energy, an independent oil company based in the Isle of Man with operations in northern Russia; Industrial and Commercial Bank of China, a Chinese commercial bank; ING Groep, a Netherlands-based financial services company; and ABB, a power and automation technologies provider based in Switzerland.

--------
Past performance is no guarantee of future results.

Investing internationally involves special risks, such as currency fluctuations and economic and political instability. In addition, the markets of emerging market countries are typically more volatile and potentially less liquid than more developed markets. Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have less resources and a greater risk of business failure than do large companies. Diversification does not insure against market loss.

* The Morgan Stanley Capital International (MSCI) All Country World ex-U.S. Index (Gross) is a free float-adjusted market capitalization index designed to measure the equity market performance of 47 global developed and emerging markets, excluding the U.S. Indices are not managed and an investor cannot invest directly into an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (unaudited) (continued)

Over the past ten years, $10,000 invested in International Equity Fund Class A shares would be valued at $12,548. The same amount invested in securities mirroring the performance of the MSCI All Country World ex-U.S. Index (Gross) would be valued at $20,178.

                                           [CHART]

              International Equity Class A/#/     MSCI All Country World ex-U.S.
                                                           Index (Gross)
              -------------------------------   --------------------------------
     9/30/2001         $9,428                               $10,000
    10/31/2001          9,590                                10,280
    11/30/2001          9,654                                10,750
    12/31/2001          9,795                                10,889
     1/31/2002          9,546                                10,423
     2/28/2002          9,698                                10,498
     3/31/2002         10,097                                11,068
     4/30/2002         10,108                                11,140
     5/31/2002         10,227                                11,261
     6/30/2002          9,838                                10,775
     7/31/2002          8,790                                 9,725
     8/31/2002          8,618                                 9,725
     9/30/2002          7,559                                 8,695
    10/31/2002          7,959                                 9,161
    11/30/2002          8,294                                 9,602
    12/31/2002          8,024                                 9,292
     1/31/2003          7,797                                 8,965
     2/28/2003          7,700                                 8,784
     3/31/2003          7,549                                 8,613
     4/30/2003          8,153                                 9,443
     5/31/2003          8,596                                10,045
     6/30/2003          8,812                                10,323
     7/31/2003          9,082                                10,598
     8/31/2003          9,341                                10,914
     9/30/2003          9,428                                11,219
    10/31/2003         10,043                                11,947
    11/30/2003         10,194                                12,207
    12/31/2003         11,008                                13,139
     1/31/2004         11,062                                13,350
     2/29/2004         11,105                                13,690
     3/31/2004         11,224                                13,774
     4/30/2004         10,868                                13,346
     5/31/2004         10,835                                13,388
     6/30/2004         11,105                                13,678
     7/31/2004         10,673                                13,280
     8/31/2004         10,770                                13,386
     9/30/2004         11,019                                13,816
    10/31/2004         11,440                                14,297
    11/30/2004         12,153                                15,289
    12/31/2004         12,726                                15,946
     1/31/2005         12,521                                15,671
     2/28/2005         13,115                                16,444
     3/31/2005         12,737                                15,998
     4/30/2005         12,553                                15,603
     5/31/2005         12,564                                15,701
     6/30/2005         12,737                                15,997
     7/31/2005         13,201                                16,587
     8/31/2005         13,730                                17,011
     9/30/2005         14,087                                17,889
    10/31/2005         13,741                                17,238
    11/30/2005         14,163                                17,817
    12/31/2005         15,232                                18,674
     1/31/2006         16,356                                19,976
     2/28/2006         16,086                                19,919
     3/31/2006         16,636                                20,497
     4/30/2006         17,641                                21,554
     5/31/2006         16,961                                20,560
     6/30/2006         16,712                                20,540
     7/31/2006         16,831                                20,750
     8/31/2006         17,198                                21,338
     9/30/2006         17,123                                21,352
    10/31/2006         17,609                                22,222
    11/30/2006         18,095                                23,028
    12/31/2006         18,570                                23,746
     1/31/2007         18,711                                23,835
     2/28/2007         18,657                                23,980
     3/31/2007         19,132                                24,656
     4/30/2007         19,748                                25,799
     5/31/2007         20,158                                26,506
     6/30/2007         20,417                                26,732
     7/31/2007         20,147                                26,656
     8/31/2007         19,921                                26,247
     9/30/2007         21,390                                27,985
    10/31/2007         22,762                                29,547
    11/30/2007         21,487                                28,219
    12/31/2007         21,368                                27,811
     1/31/2008         18,995                                25,120
     2/29/2008         19,408                                25,848
     3/31/2008         19,255                                25,291
     4/30/2008         20,589                                26,847
     5/31/2008         20,978                                27,313
     6/30/2008         19,432                                25,074
     7/31/2008         18,464                                24,177
     8/31/2008         17,354                                23,053
     9/30/2008         14,686                                19,597
    10/31/2008         11,192                                15,284
    11/30/2008         10,483                                14,406
    12/31/2008         10,841                                15,230
     1/31/2009          9,736                                13,887
     2/28/2009          8,935                                12,596
     3/31/2009          9,457                                13,612
     4/30/2009         10,550                                15,484
     5/31/2009         12,152                                17,604
     6/30/2009         11,970                                17,415
     7/31/2009         12,990                                19,123
     8/31/2009         13,245                                19,835
     9/30/2009         14,058                                20,858
    10/31/2009         13,730                                20,601
    11/30/2009         14,374                                21,196
    12/31/2009         14,817                                21,648
     1/31/2010         13,767                                20,592
     2/28/2010         13,889                                20,595
     3/31/2010         14,927                                22,007
     4/30/2010         14,548                                21,828
     5/31/2010         12,864                                19,555
     6/30/2010         12,425                                19,309
     7/31/2010         13,486                                21,058
     8/31/2010         13,047                                20,484
     9/30/2010         14,451                                22,526
    10/31/2010         15,122                                23,296
    11/30/2010         14,377                                22,402
    12/31/2010         15,477                                24,159
     1/31/2011         15,648                                24,401
     2/28/2011         15,990                                25,049
     3/31/2011         16,063                                25,002
     4/30/2011         16,808                                26,242
     5/31/2011         16,380                                25,515
     6/30/2011         16,087                                25,153
     7/31/2011         15,868                                24,818
     8/31/2011         14,257                                22,696
     9/30/2011         12,548                                20,178


                       Class A            Class B           Class C++            Class I
                  ------------------ ------------------ ------------------ --------------------
 International    Average            Average            Average             Average
     Equity       Annual  Cumulative Annual  Cumulative Annual  Cumulative  Annual   Cumulative
     Fund#        Return   Return+   Return   Return+   Return   Return+    Return    Return+
----------------- ------- ---------- ------- ---------- ------- ---------- --------- ----------
1 Year Return     -18.15%  -13.17%   -17.25%  -13.80%   -14.68%  -13.82%     -13.13%   -13.13%
-----------------------------------------------------------------------------------------------
5 Year Return      -7.14%  -26.72%    -6.97%  -29.04%    -6.66%  -29.14%      -5.95%   -26.42%
-----------------------------------------------------------------------------------------------
10 Year Return      2.30%  33.10 %     2.42%   26.99%     2.25%   24.89%         N/A       N/A
-----------------------------------------------------------------------------------------------
Since Inception*   -0.18%    3.31%    -0.12%   -1.79%    -0.50%   -6.99%       2.64%    29.29%
-----------------------------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.
*  Inception date: Class A and Class B: 11/19/96; Class C: 03/06/97; Class I:
   11/16/01.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the average annual returns in the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.
++ Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended September 30, 2011, the SunAmerica International Equity Class A returned -18.15% compared to -10.42% for the MSCI All Country World ex-U.S. Index (Gross). (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. The fund's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

** The Morgan Stanley Capital International (MSCI) All Country World ex-U.S.
   Index (Gross) is a free float-adjusted market capitalization index designed to measure the equity market performance of 47 global developed and emerging markets, excluding the U.S. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (unaudited) (continued)

SUNAMERICA VALUE FUND

The SunAmerica Value Fund Class A shares returned -5.63% (before maximum sales charge) for the 12-month period ended September 30, 2011. The Fund underperformed its benchmark, the Russell 1000(R) Value Index*, which returned -1.89% during the same annual period.

U.S. value-oriented equities, like the broad U.S. equity market, were fueled higher during the first half of the year by investor optimism based on positive economic data, a second round of quantitative easing by the Federal Reserve Board, strong corporate profit growth and low interest rates, among other factors. However, as concerns about an economic slowdown in the U.S., Europe and China began to grow in the spring of 2011, equity market conditions deteriorated. Reflecting the shift in investor sentiment, the Russell 1000 Value Index returned 17.68% during the first six months of the annual period and returned -16.62% during the latter half.

From a sector perspective, the Fund's relative results benefited during the annual period from effective stock selection in industrials, telecommunication services and health care. An overweighted allocation to the strongly-performing energy sector also proved beneficial, as did an underweighted exposure to the weaker financials sector.

More than offsetting these positively contributing factors, however, were the detracting effects of individual stock selection within the financials and consumer discretionary sectors. Having an underweighted exposure to utilities, which was the strongest performing sector within the Russell 1000 Value Index during the annual period, also hurt, as did stock selection within the utilities sector. Similarly, having an overweighted allocation to information technology, which lagged the Russell 1000 Value Index during the annual period, hampered results as did stock selection within the sector. Having an average position in cash of approximately 3% of the Fund's total net assets during the annual period detracted as well.

The top individual contributors to Fund performance during the annual period were HMO UnitedHealth Group, oilfield services company National Oilwell Varco, paper and forest products company International Paper, medical products company Covidien and integrated oil company Exxon Mobil. We sold the Fund's positions in National Oilwell Varco and International Paper by the end of the annual period, which had a beneficial effect. Conversely, the biggest individual detractors from the Fund's performance during the annual period were diversified banking institutions Bank of America and JPMorgan Chase, cruise line Royal Caribbean Cruises, fiber optics and information display equipment company Corning and advertising agency Interpublic Group of Companies.


--------
Past performance is no guarantee of future results.

* The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Indices are not managed and an investor cannot invest directly into an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (unaudited) (continued)

Over the past ten years, $10,000 invested in Value Fund Class A shares would have increased to $12,535. The same amount invested in securities mirroring the performance of the Russell 1000 Value Index would be valued at $13,910.

                                         [CHART]

                         Value Class A#        Russell 1000 Value Index
                       -----------------     ----------------------------
         9/30/2001          $9,425                     $10,000
        10/31/2001           9,432                       9,914
        11/30/2001          10,031                      10,490
        12/31/2001          10,398                      10,737
         1/31/2002          10,287                      10,655
         2/28/2002          10,385                      10,672
         3/31/2002          10,751                      11,177
         4/30/2002          10,516                      10,793
         5/31/2002          10,620                      10,847
         6/30/2002          10,215                      10,225
         7/31/2002           9,653                       9,274
         8/31/2002           9,738                       9,344
         9/30/2002           9,077                       8,305
        10/31/2002           9,567                       8,921
        11/30/2002          10,006                       9,482
        12/31/2002           9,775                       9,071
         1/31/2003           9,515                       8,851
         2/28/2003           9,297                       8,615
         3/31/2003           9,351                       8,629
         4/30/2003          10,007                       9,389
         5/31/2003          10,615                       9,995
         6/30/2003          10,608                      10,120
         7/31/2003          10,663                      10,271
         8/31/2003          10,868                      10,431
         9/30/2003          10,820                      10,329
        10/31/2003          11,155                      10,961
        11/30/2003          11,312                      11,110
        12/31/2003          12,040                      11,795
         1/31/2004          12,054                      12,002
         2/29/2004          12,298                      12,259
         3/31/2004          12,191                      12,152
         4/30/2004          12,191                      11,855
         5/31/2004          12,183                      11,976
         6/30/2004          12,499                      12,259
         7/31/2004          12,334                      12,086
         8/31/2004          12,463                      12,258
         9/30/2004          12,693                      12,448
        10/31/2004          12,922                      12,655
        11/30/2004          13,489                      13,295
        12/31/2004          13,931                      13,740
         1/31/2005          13,762                      13,496
         2/28/2005          14,108                      13,943
         3/31/2005          14,019                      13,752
         4/30/2005          13,786                      13,506
         5/31/2005          14,035                      13,831
         6/30/2005          14,092                      13,982
         7/31/2005          14,381                      14,387
         8/31/2005          14,317                      14,324
         9/30/2005          14,478                      14,525
        10/31/2005          14,164                      14,156
        11/30/2005          14,582                      14,619
        12/31/2005          14,522                      14,709
         1/31/2006          14,825                      15,280
         2/28/2006          14,946                      15,374
         3/31/2006          15,075                      15,582
         4/30/2006          15,430                      15,978
         5/31/2006          15,084                      15,574
         6/30/2006          15,197                      15,674
         7/31/2006          15,594                      16,055
         8/31/2006          15,811                      16,324
         9/30/2006          16,217                      16,649
        10/31/2006          16,693                      17,194
        11/30/2006          16,918                      17,586
        12/31/2006          17,331                      17,981
         1/31/2007          17,438                      18,211
         2/28/2007          17,059                      17,927
         3/31/2007          17,292                      18,204
         4/30/2007          18,002                      18,877
         5/31/2007          18,673                      19,558
         6/30/2007          18,362                      19,101
         7/31/2007          17,798                      18,218
         8/31/2007          18,226                      18,422
         9/30/2007          18,780                      19,055
        10/31/2007          18,731                      19,057
        11/30/2007          17,866                      18,125
        12/31/2007          17,739                      17,950
         1/31/2008          17,058                      17,231
         2/29/2008          16,285                      16,509
         3/31/2008          16,239                      16,385
         4/30/2008          16,747                      17,184
         5/31/2008          16,943                      17,156
         6/30/2008          15,362                      15,514
         7/31/2008          15,362                      15,458
         8/31/2008          15,731                      15,721
         9/30/2008          14,727                      14,566
        10/31/2008          12,442                      12,044
        11/30/2008          11,530                      11,181
        12/31/2008          11,658                      11,336
         1/31/2009          10,440                      10,032
         2/28/2009           9,116                       8,692
         3/31/2009           9,872                       9,435
         4/30/2009          10,594                      10,446
         5/31/2009          11,350                      11,092
         6/30/2009          11,303                      11,010
         7/31/2009          12,012                      11,912
         8/31/2009          12,485                      12,535
         9/30/2009          12,757                      13,019
        10/31/2009          12,473                      12,621
        11/30/2009          13,041                      13,332
        12/31/2009          13,057                      13,568
         1/31/2010          12,724                      13,186
         2/28/2010          12,998                      13,602
         3/31/2010          13,748                      14,488
         4/30/2010          13,879                      14,863
         5/31/2010          12,724                      13,641
         6/30/2010          12,117                      12,873
         7/31/2010          13,010                      13,745
         8/31/2010          12,307                      13,157
         9/30/2010          13,283                      14,177
        10/31/2010          13,664                      14,603
        11/30/2010          13,569                      14,525
        12/31/2010          14,628                      15,672
         1/31/2011          15,047                      16,026
         2/28/2011          15,549                      16,617
         3/31/2011          15,549                      16,683
         4/30/2011          15,908                      17,127
         5/31/2011          15,621                      16,947
         6/30/2011          15,250                      16,599
         7/31/2011          14,664                      16,048
         8/31/2011          13,636                      15,047
         9/30/2011          12,535                      13,910


                       Class A            Class B           Class C++           Class Z
                  ------------------ ------------------ ------------------ ------------------
                  Average            Average            Average            Average
     Value        Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative
     Fund#        Return   Return+   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -11.05%   -5.63%   -10.16%   -6.42%   -7.26%    -6.33%   -5.03%    -5.03%
---------------------------------------------------------------------------------------------
5 Year Return      -6.14%  -22.70%    -5.93%  -25.24%   -5.65%   -25.24%   -4.47%   -20.44%
---------------------------------------------------------------------------------------------
10 Year Return      2.29%   32.99%     2.37%   26.36%    2.21%    24.47%    3.49%    40.88%
---------------------------------------------------------------------------------------------
Since Inception*    4.23%   96.42%     4.29%   86.62%    3.47%    64.39%    2.79%    45.03%
---------------------------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.
*  Inception date: Class A and Class B: 11/19/96; Class C: 03/06/97; Class Z:
   04/03/98.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the average annual returns in the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.
++ Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended September 30, 2011, the SunAmerica Value Class A returned -11.05% compared to -1.89% for the Russell 1000 Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. The fund's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

** The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (unaudited) (continued)

SUNAMERICA INTERNATIONAL SMALL-CAP FUND

The SunAmerica International Small-Cap Fund Class A shares returned -12.68% (before maximum sales charge) for the 12-month period ended September 30, 2011. The Fund underperformed its benchmark, the MSCI EAFE Small Cap Index (Net)*, which returned -5.50% during the same period.

Like their larger-cap counterparts, international small-cap equities experienced a year of two halves. The MSCI EAFE Small Cap Index (Net) rose approximately 14% during the first six months of the annual period and declined approximately 19% during the latter six months. With such extreme volatility, investors generally reduced exposure to higher-risk assets such as small-cap equities as the year progressed. Indeed, for the most part, investors sold indiscriminately during the third quarter of 2011, despite smaller companies reporting few signs of deteriorating demand at the time of their second quarter results.

Stock selection in more cyclical, economically-sensitive sectors, including energy, financials, industrials and materials had the most negative impact on performance during the annual period. This was because stocks with a more cyclical tilt struggled against a backdrop of slowing economic growth. Stock selection in utilities also detracted. Such factors more than offset the positive contributions made by effective stock selection in information technology, consumer discretionary and health care.

From a regional perspective, an underweighted allocation to Europe contributed positively to the Fund's results as did individual stock selection within the continent. However, in Japan, Asia and the emerging markets overall, stock selection detracted as did allocation to a more modest degree.

The top individual contributors to Fund performance during the annual period were German pet supply online retailer Zooplus, South Korean automotive parts manufacturer Sungwoo Hitech, the Netherlands' diversified industrial products manufacturer Aalberts Industries, U.K. video search engine provider Blinkx and South Korean automotive parts and equipment manufacturer Hyundai Mobis.

Conversely, the biggest individual detractors from the Fund's performance during the annual period were Finland's construction equipment rental company Cramo, German engine manufacturer Deutz, the Netherlands' bank SNS Reaal, German mortgage bank Aareal Bank and Norwegian oil and gas services company Polarcus.

--------
Past performance is no guarantee of future results.

Investing internationally involves special risks, such as currency fluctuations and economic and political instability. In addition, the markets of emerging market countries are typically more volatile and potentially less liquid than more developed markets. Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have less resources and a greater risk of business failure than do large companies. Diversification does not insure against market loss.

* The Morgan Stanley Capital International Europe, Australasia and the Far East ("MSCI EAFE") Small Cap Index (Net) is comprised of 40% of the full market capitalization of the eligible small cap universe with each industry group and each country in the MSCI EAFE Index. The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Indices are not managed and an investor cannot invest directly into an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (unaudited) (continued)

Since the Fund's inception on May 2, 2006, $10,000 invested in International Small-Cap Fund Class A shares would be valued at $6,275. The same amount invested in securities mirroring the performance of the MSCI EAFE Small Cap Index (Net) would be valued at $8,312.


                                    [CHART]

           International Small-Cap Class A/#/   MSCI EAFE Small Cap Index(Net)
           ----------------------------------    -------------------------------
    5/1/2006               $9,427                          $10,000
   5/31/2006                8,650                            9,309
   6/30/2006                8,431                            9,104
   7/31/2006                8,213                            8,858
   8/31/2006                8,311                            9,106
   9/30/2006                8,333                            9,141
  10/31/2006                8,673                            9,476
  11/30/2006                8,959                            9,883
  12/31/2006                9,336                           10,211
   1/31/2007                9,578                           10,425
   2/28/2007                9,608                           10,599
   3/31/2007                9,970                           10,937
   4/30/2007               10,294                           11,342
   5/31/2007               10,558                           11,424
   6/30/2007               10,596                           11,399
   7/31/2007               10,603                           11,354
   8/31/2007               10,181                           10,768
   9/30/2007               10,558                           10,887
  10/31/2007               10,988                           11,565
  11/30/2007               10,113                           10,733
  12/31/2007                9,712                           10,359
   1/31/2008                8,675                            9,348
   2/29/2008                8,896                            9,745
   3/31/2008                8,980                            9,713
   4/30/2008                9,163                            9,939
   5/31/2008                9,422                           10,105
   6/30/2008                8,743                            9,274
   7/31/2008                8,195                            8,850
   8/31/2008                7,569                            8,510
   9/30/2008                6,357                            7,051
  10/31/2008                4,711                            5,377
  11/30/2008                4,513                            5,139
  12/31/2008                4,811                            5,489
   1/31/2009                4,559                            5,138
   2/28/2009                4,178                            4,662
   3/31/2009                4,308                            4,965
   4/30/2009                4,628                            5,727
   5/31/2009                5,253                            6,539
   6/30/2009                5,322                            6,665
   7/31/2009                5,825                            7,174
   8/31/2009                5,985                            7,754
   9/30/2009                6,359                            8,141
  10/31/2009                6,283                            7,997
  11/30/2009                6,435                            7,997
  12/31/2009                6,507                            8,057
   1/31/2010                6,349                            7,978
   2/28/2010                6,325                            7,867
   3/31/2010                6,649                            8,441
   4/30/2010                6,783                            8,585
   5/31/2010                6,033                            7,518
   6/30/2010                6,049                            7,485
   7/31/2010                6,649                            8,131
   8/31/2010                6,460                            7,895
   9/30/2010                7,186                            8,795
  10/31/2010                7,463                            9,135
  11/30/2010                7,257                            8,808
  12/31/2010                7,874                            9,833
   1/31/2011                7,801                            9,911
   2/28/2011                7,915                           10,135
   3/31/2011                7,972                           10,124
   4/30/2011                8,329                           10,658
   5/31/2011                8,134                           10,385
   6/30/2011                8,037                           10,210
   7/31/2011                7,923                           10,103
   8/31/2011                7,103                            9,272
   9/30/2011                6,275                            8,312


                       Class A            Class B            Class C
                  ------------------ ------------------ ------------------
 International    Average            Average            Average
   Small-Cap      Annual  Cumulative Annual  Cumulative Annual  Cumulative
     Fund#        Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -17.74%  -12.68%   -16.63%  -13.24%   -14.20%  -13.35%
--------------------------------------------------------------------------
5 Year Return      -6.62%  -24.70%    -6.47%  -27.07%    -6.14%  -27.17%
--------------------------------------------------------------------------
Since Inception*   -8.24%  -33.43%    -7.99%  -35.71%    -7.85%  -35.79%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.
* Inception date: Class A, Class B and Class C: 05/02/06.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the average annual returns in the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

For the 12 month period ended September 30, 2011, the SunAmerica International Small-Cap Class A returned -17.74% compared to -5.50% for the MSCI EAFE Small Cap Index (Net). (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. The fund's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

** The Morgan Stanley Capital International Europe, Australasia and the Far
   East ("MSCI EAFE") Small Cap Index (Net) is comprised of 40% of the full market capitalization of the eligible small cap universe with each industry group and each country in the MSCI EAFE Index. The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Indices are not managed and an investor cannot invest directly into an index.

[LOGO]

HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992

TRUSTEES                   SHAREHOLDER SERVICING      This report is submitted
 Richard W. Grant          AGENT                      solely for the general
 Peter A. Harbeck           SunAmerica Fund           information of
 Dr. Judith L. Craven         Services, Inc.          shareholders of the
 William F. Devin           Harborside Financial      Funds. Distribution of
 Stephen J. Gutman            Center                  this report to persons
 William J. Shea            3200 Plaza 5              other than shareholders
                            Jersey City, NJ           of the Funds is
OFFICERS                      07311-4992              authorized only in
 John T. Genoy, President                             con-nection with a
   and Chief Executive     CUSTODIAN AND TRANSFER     currently effective
   Officer                 AGENT                      pro-spectus, setting
 Donna M. Handel,           State Street Bank and     forth details of the
   Treasurer                  Trust Company           Funds, which must precede
 Timothy P. Pettee, Vice    P.O. Box 5607             or accom-pany this report.
   President                Boston, MA 02110
 James Nichols, Vice                                  DELIVERY OF SHAREHOLDER
   President               VOTING PROXIES ON TRUST    DOCUMENTS
 Katherine Stoner, Vice    PORTFOLIO SECURITIES       The Funds have adopted a
   President and Chief     A description of the       policy that allows them
   Compliance Officer      policies and procedures    to send only one copy of
 Gregory N. Bressler,      that the Trust uses to     a Fund's prospectus,
   Chief Legal Officer     determine how to vote      proxy material, annual
   and Secretary           proxies relating to        report and semi-annual
 Gregory R. Kingston,      securities held in a       report (the "shareholder
   Vice President and      Fund's portfolio which is  documents") to
   Assistant Treasurer     available in the Trust's   shareholders with
 Kathleen Fuentes,         Statement of Additional    multiple accounts
   Assistant Secretary     Information, may be        residing at the same
 John E. McLean,           obtained without charge    "household." This
   Assistant Secretary     upon request, by calling   practice is called
 Nori L. Gabert, Vice      (800) 858-8850. This       householding and reduces
   President and           in-formation is also       Fund expenses, which
   Assistant Secretary     available from the EDGAR   benefits you and other
 Matthew Hackethal,        database on the U.S.       shareholders. Unless the
   Anti-Money Laundering   Securities and Ex-change   Funds receive
   Compliance Officer      Commission's website at    instructions to the
 John E. Smith Jr.,        http://www.sec.gov.        con-trary, you will only
   Assistant Treasurer                                receive one copy of the
                           PROXY VOTING RECORD ON     shareholder documents.
INVESTMENT ADVISER         SUNAMERICA EQUITY FUNDS    The Funds will continue
 SunAmerica Asset          Information regarding how  to household the
   Management Corp.        SunAmerica Equity Funds    share-holder documents
 Harborside Financial      voted proxies relating to  indefinitely, until we
   Center                  securities held in         are instructed otherwise.
 3200 Plaza 5              SunAmerica Equity Funds    If you do not wish to
 Jersey City, NJ           during the most recent     participate in
   07311-4992              twelve month period ended  householding, please
                           June 30 is available,      contact Shareholder
DISTRIBUTOR                once filed with the U.S.   Services at (800)
 SunAmerica Capital        Securities and Exchange    858-8850 ext. 6010 or
   Services, Inc.          Commission, without        send a written request
 Harborside Financial      charge, upon request, by   with your name, the name
   Center                  calling (800) 858-8850 or  of your fund(s) and your
 3200 Plaza 5              on the U.S. Securities     account number(s) to
 Jersey City, NJ           and Exchange Commission's  SunAmerica Mutual Funds
   07311-4992              website at                 c/o BFDS, P.O. Box
                           http://www.sec.gov.        219186, Kansas City MO,
                                                      64121-9186. We will
                           DISCLOSURE OF QUARTERLY    resume individual
                           PORTFOLIO HOLDINGS         mailings for your account
                           The Trust is required to   within thirty (30) days
                           file its complete          of receipt of your
                           schedule of portfolio      request.
                           holdings with the U.S.
                           Securities and Exchange
                           Commission for its first
                           and third fiscal quarters
                           on Form N-Q. The Trust's
                           Forms N-Q are available
                           on the U.S. Securities
                           and Exchange Commission's
                           website at
                           http://www.sec.gov. You
                           can also review and
                           obtain copies of the
                           Forms N-Q at the U.S.
                           Securities and Exchange
                           Com-mission's Public
                           Reference Room in
                           Wash-ington, DC
                           (information on the
                           operation of Public
                           Reference Room may be
                           obtained by calling
                           1-800-SEC-0330).

                                    [GRAPHIC]


GO PAPERLESS!!

Did you know that you have the option to receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.
Why Choose Electronic Delivery?

IT'S QUICK -- Fund documents will be received faster than via traditional mail.

IT'S CONVENIENT -- Elimination of bulky documents from personal files.

IT'S COST EFFECTIVE -- Reduction of your Fund's printing and mailing costs.

TO SIGN UP FOR ELECTRONIC DELIVERY, FOLLOW
THESE SIMPLE STEPS:

                   1   GO TO
                       WWW.SUNAMERICAFUNDS.COM

                   2   CLICK ON THE LINK TO "GO PAPERLESS!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.sunamericafunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

FOR INFORMATION ON RECEIVING THIS REPORT online, SEE INSIDE BACK COVER.

FUNDS DISTRIBUTED BY SUNAMERICA CAPITAL SERVICES, INC.

This fund report must be preceded by or accompanied by a prospectus.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.sunamericafunds.com. Read the prospectus carefully before investing.

WWW.SUNAMERICAFUNDS.COM

EQANN - 9/11

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Item 2.  Code of Ethics

         The SunAmerica Equity Funds (the "registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2011, there were no reportable amendments, waivers or implicit waivers to a provision of the Code of Ethics that applies to the registrant's Principal Executive and Principal Accounting Officers.

Item 3.  Audit Committee Financial Expert.

         The registrant's Board of Trustees has determined that William J. Shea, the Chairman of the registrant's Audit Committee, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR.
         Mr. Shea is considered to be "independent" for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

         (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                                2010               2011
         (a) Audit Fees ....................$   86,120         $   90,210
         (b) Audit-Related Fees ............$        0         $        0
         (c) Tax Fees ......................$        0         $        0
         (d) All Other Fees ................$        0         $        0

         Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings.

         Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                                2010              2011
         (b) Audit-Related Fees ............$         0       $         0
         (c) Tax Fees ......................$         0       $         0
         (d) All Other Fees ................$         0       $         0

    (e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

          (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    (f)  Not applicable.

    (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2010 and 2011 were $447,875 and $91,846, respectively.

    (h) Non-audit services rendered to the registrant's investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were considered by the registrant's audit committee as to whether they were compatible with maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Investments.

         Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-
         101), or this Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal contro1 over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

          (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

          (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Equity Funds

By: /s/ John T. Genoy
    ------------------
    John T. Genoy
    President

Date: December 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John T. Genoy
    -----------------
    John T. Genoy
    President

Date: December 8, 2011

By: /s/ Donna M. Handel
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    Donna M. Handel
    Treasurer

Date: December 8, 2011